Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Fly Leasing Ltd
Entity Central Index Key	0001407298
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	25,685,527
Manager Shares Outstanding	100

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and cash equivalents	$ 82,105	$ 164,107
Restricted cash and cash equivalents	298,404	164,935
Rent receivables	3,186	995
Investment in unconsolidated subsidiaries	15,141	9,655
Flight equipment held for operating leases, net	2,762,289	1,613,458
Deferred tax asset, net	5,329	3,046
Fair market value of derivative assets	4,023	2,226
Other assets, net	28,021	19,802
Total assets	3,198,498	1,978,224
Liabilities
Accounts payable and accrued liabilities	10,429	5,190
Rentals received in advance	15,297	9,868
Payable to related parties	4,863	1,539
Security deposits	50,672	31,682
Maintenance payment liability	231,793	135,019
Secured borrowings, net	2,326,110	1,224,109
Fair market value of derivative liabilities	98,487	82,436
Other liabilities	17,814	13,477
Total liabilities	2,755,465	1,503,320
Shareholders' equity
Common shares, $0.001 par value; 499,999,900 shares authorized; 25,685,527 and 26,707,501 shares issued and outstanding at December 31, 2011 and 2010, respectively	26	27
Manager shares, $0.001 par value; 100 shares authorized, issued and outstanding
Additional paid-in capital	455,186	463,559
Retained earnings	57,982	77,984
Accumulated other comprehensive loss, net	(70,161)	(66,666)
Total shareholders' equity	443,033	474,904
Total liabilities and shareholders' equity	$ 3,198,498	$ 1,978,224

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Common shares, par value	$ 0.001	$ 0.001
Common shares, shares authorized	499,999,900	499,999,900
Common shares, shares issued	25,685,527	26,707,501
Common shares, shares outstanding	25,685,527	26,707,501
Manager shares, par value	$ 0.001	$ 0.001
Manager shares, shares authorized	100	100
Manager shares, shares issued	100	100
Manager shares, shares outstanding	100	100

Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Operating lease revenue	$ 230,716	$ 219,655	$ 213,964
Equity earnings from unconsolidated affiliates	5,647	2,901
Gain on sale of aircraft	9,137	13,449
Gain on purchases of notes payable			82,666
Gain on sale of option to purchase notes payable		12,501
Lease termination settlement	2,135	2,298	8,307
Interest and other income	1,154	2,861	2,598
Total revenues	248,789	253,665	307,535
Expenses
Depreciation	95,718	84,032	83,650
Aircraft impairment	7,500
Interest expense	90,547	75,748	80,925
Selling, general and administrative	27,248	25,413	21,094
Acquisition costs	18,038
Debt purchase option amortization		947	6,053
Maintenance and other costs	4,400	4,651	2,353
Total expenses	243,451	190,791	194,075
Net income before provision for income taxes	5,338	62,874	113,460
Provision for income taxes	4,242	10,207	24,367
Net income	$ 1,096	$ 52,667	$ 89,093
Weighted average number of shares:
Basic	25,843,348	28,264,227	30,831,637
Diluted	25,992,062	28,307,971	30,831,637
Earnings per share:
Basic and Diluted	$ 0.03	$ 1.86	$ 2.89
Dividends declared and paid per share	$ 0.8	$ 0.8	$ 0.8

Consolidated Statement of Shareholders' Equity (USD $) In Thousands, except Share data	Total	Manager Shares	Common Shares	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Loss, net	Total Comprehensive Income (Loss)
Beginning balance at Dec. 31, 2008	$ 389,413	$ 0	$ 32	$ 499,882	$ (16,584)	$ (93,917)
Beginning balance, shares at Dec. 31, 2008		100	32,488,911
Dividends to shareholders	(24,665)				(24,665)
Shares repurchased, shares			(2,208,963)
Shares repurchased	(9,066)		(2)	(9,064)
Net income	89,093				89,093		89,093
Net change in the fair value of derivatives, net of deferred tax liability of $5,710, $1,840 and $470 for the years ended Dec 31 2009, 2010 and 2011 respectively	39,974					39,974	39,974
Reclassified from other comprehensive income into earnings, net of deferred tax of $32, $38 and $209 for the years ended Dec 31 2009, 2010 and 2011 respectively	(225)					(225)	(225)
Comprehensive income, net							128,842
Ending balance at Dec. 31, 2009	484,524	0	30	490,818	47,844	(54,168)
Ending balance, shares at Dec. 31, 2009		100	30,279,948
Dividends to shareholders	(22,407)				(22,407)
Dividend equivalent	(120)				(120)
Shares repurchased, shares			(3,652,579)
Shares repurchased	(35,487)		(3)	(35,484)
Shares issued in connection with vested share grants, shares			80,132
Shares issued in connection with vested share grants	(4)			(4)
Share-based compensation	3,720			3,720
Capital contribution from Babcock & Brown	4,509			4,509
Net income	52,667				52,667		52,667
Net change in the fair value of derivatives, net of deferred tax liability of $5,710, $1,840 and $470 for the years ended Dec 31 2009, 2010 and 2011 respectively	(12,885)					(12,885)	(12,885)
Reclassified from other comprehensive income into earnings, net of deferred tax of $32, $38 and $209 for the years ended Dec 31 2009, 2010 and 2011 respectively	387					387	387
Comprehensive income, net							40,169
Ending balance at Dec. 31, 2010	474,904	0	27	463,559	77,984	(66,666)
Ending balance, shares at Dec. 31, 2010		100	26,707,501
Dividends to shareholders	(20,738)				(20,738)
Dividend equivalent	(360)				(360)
Shares repurchased, shares			(1,102,106)
Shares repurchased	(13,142)		(1)	(13,141)
Shares issued in connection with vested share grants, shares			80,132
Share-based compensation	4,768			4,768
Net income	1,096				1,096		1,096
Net change in the fair value of derivatives, net of deferred tax liability of $5,710, $1,840 and $470 for the years ended Dec 31 2009, 2010 and 2011 respectively	(4,959)					(4,959)	(4,959)
Reclassified from other comprehensive income into earnings, net of deferred tax of $32, $38 and $209 for the years ended Dec 31 2009, 2010 and 2011 respectively	1,464					1,464	1,464
Comprehensive income, net							(2,399)
Ending balance at Dec. 31, 2011	$ 443,033	$ 0	$ 26	$ 455,186	$ 57,982	$ (70,161)
Ending balance, shares at Dec. 31, 2011		100	25,685,527

Consolidated Statement of Shareholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Deferred tax liability and benefit for fair value of Derivatives	$ 470	$ 1,840	$ 5,710
Deferred tax on reclassification	209	38	32
Accumulated Other Comprehensive Loss, net
Deferred tax liability and benefit for fair value of Derivatives	470	1,840	5,710
Deferred tax on reclassification	209	38	32
Total Comprehensive Income (Loss)
Deferred tax liability and benefit for fair value of Derivatives	470	1,840	5,710
Deferred tax on reclassification	$ 209	$ 38	$ 32

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flows from Operating Activities
Net Income	$ 1,096	$ 52,667	$ 89,093
Adjustments to reconcile net income to net cash flows provided by operating activities:
Equity earnings from unconsolidated subsidiaries	(5,647)	(2,901)
Gain on purchases of notes payable			(82,666)
Gain on sale of option to purchase notes payable		(12,501)
Gain on sale of aircraft	(9,137)	(13,449)
Depreciation	95,718	84,032	83,650
Aircraft impairment	7,500
Amortization of debt issuance and extinguishment costs	7,471	8,788	7,251
Amortization of lease incentives	6,856	5,095	4,315
Amortization of debt purchase option		947	6,053
Amortization of lease discounts/premiums and other items	1,307	366	(1,349)
Amortization of GAAM acquisition date fair market value adjustments	5,838
Share-based compensation	4,768	3,720
Deferred income taxes	2,562	9,069	24,198
Unrealized gain on derivative instruments	(1,489)	(303)	(257)
Professional fees paid by Babcock & Brown		2,180
Maintenance payment liability relieved	(3,911)	(14,197)
Changes in operating assets and liabilities:
Rent receivables	120	(60)	(829)
Other assets	(1,913)		3,499
Payable to related parties	1,781	(8,178)	5,378
Accounts payable and accrued liabilities	2,415	963	(2,948)
Rentals received in advance	(2,923)	212	180
Other liabilities	(2,135)	(1,225)	2,801
Net cash flows provided by operating activities	110,277	115,225	138,369
Cash Flows from Investing Activities
Investment in unconsolidated subsidiaries	(28,054)	(8,750)
Distributions from unconsolidated subsidiaries	26,951	916
Purchase of GAAM Portfolio, net of cash assumed	(113,623)
Purchase of additional flight equipment	(52,128)	(41,659)
Proceeds from sale of aircraft	126,913	100,911
Lessor contribution to maintenance	(11,312)	(4,068)	(7,107)
Net cash flows (used in) provided by investing activities	(51,253)	47,350	(7,107)
Cash Flows from Financing Activities
Restricted cash and cash equivalents	(21,712)	(25,694)	(25,583)
Security deposits received	3,567	5,186	6,552
Security deposits returned	(3,703)	(4,089)	(6,741)
Maintenance payment liability receipts	53,515	44,398	38,208
Maintenance payment liability disbursements	(14,544)	(6,143)	(8,510)
Debt issuance costs	(801)	(221)	(204)
Option to purchase notes payable			(7,000)
Proceeds from sale of option to purchase notes payable		12,501
Proceeds from secured borrowings	46,596	35,442	30,837
Repayment of secured borrowings	(204,867)	(98,551)	(2,905)
Notes payable purchases			(82,976)
Proceeds from sale of notes payable	33,765
Proceeds from termination of interest rate swap contract	1,398	745
Shares repurchased	(13,142)	(35,487)	(9,066)
Dividends	(20,738)	(22,407)	(24,665)
Dividend equivalents	(360)	(120)
Net cash flows used in financing activities	(141,026)	(94,440)	(92,053)
Net (decrease) increase in cash	(82,002)	68,135	39,209
Cash at beginning of period	164,107	95,972	56,763
Cash at end of period	82,105	164,107	95,972
Cash paid during the period for:
Interest	74,804	65,688	73,420
Taxes	1,381	1,193	32
Noncash Activities:
Security deposits netted against end of lease payments		2,280
Maintenance payment liabilities and claims netted against end of lease payments		436
Rent received netted against sales price from sale of flight equipment		319
Security deposits netted against sales price from sale of flight equipment	1,700	791
Maintenance payment liabilities and claims netted against sales price from sale of flight equipment	8,006	5,411
Security deposit applied to rent receivables		769	1,050
Maintenance payment claim applied to rent receivables		1,416
Withholding taxes netted against distributions received from BBAM LP	1,264	1,080
Debt issuance costs netted with proceeds from secured borrowings	1,402	2,267	1,453
Capital contribution from Babcock & Brown		4,509
Acquisition of GAAM Portfolio (see Note 1 for the associated noncash activities)	$ 0	$ 0	$ 0

Organization	12 Months Ended
Dec. 31, 2011
Organization [Abstract]
ORGANIZATION

1. ORGANIZATION

Fly Leasing Limited (the “Company” or “Fly”) is a Bermuda exempted company that was incorporated on May 3, 2007, under the provisions of Section 14 of the Companies Act 1981 of Bermuda. The Company was formed to acquire, finance, lease and sell commercial jet aircraft and other aviation assets directly or indirectly through its subsidiaries.

Although the Company is organized under the laws of Bermuda, it is a resident of Ireland for tax purposes and is subject to Irish corporation tax on its income in the same way, and to the same extent, as if the Company were organized under the laws of Ireland.

In accordance with the Company’s amended and restated bye-laws, Fly issued 100 shares (“Manager Shares”) with a par value of $0.001 to Fly Leasing Management Co. Limited (formerly Babcock & Brown Air Management Co. Limited, the “Manager”) for no consideration. Subject to the provisions of the Company’s amended and restated bye-laws, the Manager Shares have the right to appoint the nearest whole number of directors to the Company which is not more than 3/7th of the number of directors comprising the board of directors. The Manager Shares are not entitled to receive any dividends, are not convertible into common shares and, except as provided for in the Company’s amended and restated bye-laws, have no voting rights.

On April 29, 2010, the management team of the Company’s manager and servicer, through Summit Aviation Partners LLC (“Summit”) purchased substantially all of the aviation assets of Babcock & Brown and its affiliates, including Babcock & Brown’s ownership interests in the Manager and certain other companies that manage and service Fly and its aircraft portfolio (the “Aviation Assets Purchase Transaction”).

On April 29, 2010, the Company through its wholly-owned subsidiary, Fly-BBAM Holdings, Ltd. (“Fly-BBAM”), purchased a 15% interest in BBAM Limited Partnership (“BBAM LP”), a newly formed, privately-held aircraft leasing and management business for $8.75 million. Summit owns the remaining 85% interest in BBAM LP. BBAM LP provides management and administrative services to Fly, including servicing of its aircraft portfolio.

GAAM PORTFOLIO ACQUISITION

On October 14, 2011, the Company completed the acquisition of a portfolio of 49 aircraft (“GAAM Portfolio”) and other assets valued at approximately $1.4 billion and managed by Global Aviation Asset Management (“GAAM”). The purchase was funded with approximately $141.7 million of the Company’s unrestricted cash and the assumption of approximately $1.2 billion of secured, non-recourse debt. The Company incurred approximately $18.0 million in expenses in connection with the acquisition. These expenses include a one-time $12.5 million fee to BBAM LP for arranging the acquisition.

The acquisition of the GAAM Portfolio was accounted for as a business combination. Identifiable assets acquired and liabilities assumed were recorded at their fair values as of the acquisition date. The fair value of flight equipment acquired was determined using the market approach. In the aviation industry, appraisal data is considered to reflect the highest and best use of the flight equipment on an “in use” basis. The estimated fair value of GAAM’s flight equipment was recorded based on (i) appraisal data, (ii) management’s assessment of current market conditions and recent trading activity of similar aircraft, (iii) the current and long-term demand for each aircraft type, and (iv) the required maintenance condition of the underlying flight equipment upon redelivery to the lessor. The fair value assigned to identifiable intangible assets acquired was based on available market data and assumptions made by management. Intangible assets, consisting of lease discounts and premiums, are amortized over the remaining life of the lease. The fair value of the debt assumed on the GAAM Portfolio has been determined based on the income approach resulting in a discount totaling $52.1 million. The income approach was performed through the use of a net present value calculation using an appropriate discount rate.

The Company recognized a deferred tax item arising from temporary differences between the tax basis of the acquired assets and liabilities, and acquisition date fair values.

Presented below are the acquisition date fair values of the assets acquired, liabilities assumed and net asset acquired (in thousands):

Cash consideration	$141,749

Assets
Cash and cash equivalents	$28,126
Restricted cash and cash equivalents	111,757
Rent receivables	2,311
Flight equipment held for operating leases	1,268,730
Deferred tax asset, net	4,472
Fair value of derivative asset	836
Other assets	17,154

Total assets	1,433,386

Liabilities
Accounts payable and accrued liabilities	1,039
Rentals received in advance	8,252
Security deposits	20,505
Maintenance payment liability	70,342
Borrowings under aircraft acquisition facilities, net	1,172,811
Fair value of derivative liabilities	11,270
Other liabilities	7,418

Total liabilities	1,291,637

Net asset acquired	$141,749

Supplemental pro forma data (unaudited)

The unaudited pro forma statement of operations data below gives effect to the acquisition of the GAAM Portfolio as if it had occurred on January 1, 2010. The unaudited pro forma data is presented for illustrative purposes only and is not intended to be indicative of actual results that would have been achieved had the acquisition of the GAAM Portfolio been consummated as of January 1, 2010. The unaudited pro forma data should not be considered representative of our future financial condition or results of operations.

	Year ended December 31, 2011	Year ended December 31, 2010
	(Dollars in thousands)
Pro forma total revenue (1)	$372,752	$416,290
Pro forma total expenses (2)	369,288	365,933
Pro forma net (loss) income	(1,924)	40,777

(1)	Pro forma total revenue for 2010 included (i) end of lease revenues of $21.4 million and (ii) gain on sale of option to purchase notes payable of $12.5 million.
(2)	Pro forma total expenses for 2011 included (i) aircraft impairment of $7.5 million and $13.0 million recorded by Fly and GAAM, respectively and (ii) acquisition related expenses totaling $18.0 million. Pro forma total expenses for 2010 included an aircraft impairment of $20.8 million recorded by GAAM.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PREPARATION

Fly is a holding company that conducts its business through its subsidiaries. The Company directly or indirectly owns all of the common shares of its consolidated subsidiaries. The consolidated financial statements presented are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The consolidated financial statements include the accounts of Fly and all of its subsidiaries. In instances where it is the primary beneficiary, Fly would consolidate a Variable Interest Entity (“VIE”). All intercompany transactions and balances have been eliminated. The consolidated financial statements are stated in U.S. Dollars, which is the principal operating currency of the Company.

The Company has one operating and reportable segment which is aircraft leasing.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. For the Company, the use of estimates is or could be a significant factor affecting the reported carrying values of flight equipment, deferred tax assets and accruals and reserves. To the extent available, the Company utilizes industry specific resources, third-party appraisers and other materials to support management’s estimates, particularly with respect to flight equipment. Despite management’s best efforts to accurately estimate such amounts, actual results could differ from those estimates.

RISKS AND UNCERTAINTIES

The Company encounters several types of risk during the course of its business, including credit and market risks. Credit risk addresses a lessee’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects the change in the value of derivatives and credit facilities due to changes in interest rate spreads or other market factors, including the value of collateral underlying the Company’s credit facilities.

Other types of risk encountered by the Company include the following:

•

The success of the Company is dependent on the performance of the commercial aviation industry. A downturn in the industry could adversely impact the lessee’s ability to make payments, increase the risk of unscheduled lease termination and depress lease rates and the value of the Company’s aircraft.

•	The Company will require access to the debt and equity markets to refinance its outstanding indebtedness and to grow its business through the acquisition of additional aircraft.

•	The Company relies and is dependent upon an external servicer to manage its business and service its aircraft portfolio.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

RESTRICTED CASH AND CASH EQUIVALENTS

Pursuant to the Company’s debt facilities, payments received from lessees serve as collateral to the lenders and are thus subject to withdrawal restrictions. The Company’s restricted cash and cash equivalents consist primarily of (i) security deposits and certain maintenance payments received from lessees under the terms of various lease agreements, (ii) a portion of rents collected which is required to be held as cash collateral and (iii) other cash, which is subject to withdrawal restrictions pursuant to the Company’s credit agreements as further described in Note 6.

All restricted cash is held by major financial institutions in segregated accounts.

RENT RECEIVABLES

Rent receivables represent unpaid lessee obligations under existing lease contracts. Any allowance for doubtful accounts is established on a specific identification basis and is maintained at a level believed by management to be adequate to absorb probable losses inherent in rent receivables. The assessment of credit risk is primarily based on the extent to which amounts outstanding exceed the value of security held, the financial strength and condition of a debtor and the current economic and regulatory conditions of the debtor’s operating environment. Determination of the allowance is inherently subjective as it requires significant estimates, including the amounts and timing of expected future cash flows and consideration of current factors and economic trends impacting the lessees and its credit worthiness, all of which may be susceptible to significant change. Uncollectible rent receivables are charged off against the allowance, while recoveries of amounts previously charged off are credited to the allowance. A provision for credit losses is recorded based on management’s periodic evaluation of the factors previously mentioned, as well as other pertinent factors. As of December 31, 2011 and 2010, the Company had no allowance for doubtful accounts, although the Company had two lessees on non-accrual status as of these dates. The Company recognizes revenue from the two lessees when cash is received.

INVESTMENT IN UNCONSOLIDATED SUBSIDIARIES

Fly has a 15.0% and 57.4% interest in BBAM LP and Fly-Z/C Aircraft Holdings LP (“Fly-Z/C LP”), respectively. Fly accounts for its interest in unconsolidated subsidiaries using the equity method as the Company does not control the entities. Under the equity method, the Company’s investment is initially recorded at cost and the carrying amount is affected by its share of the unconsolidated subsidiaries’ undistributed earnings and losses, and distributions of dividends and capital.

The Company periodically reviews the carrying amount of its investment in the unconsolidated subsidiaries, or whenever events or changes in circumstances indicate that a decline in value may have occurred. If its investment is determined to be impaired on an other-than-temporary basis, a loss equal to the difference between the fair value of the investment and its carrying value is recorded in the period of identification.

FLIGHT EQUIPMENT HELD FOR SALE

In accordance with guidance provided by FASB, flight equipment is classified as held for sale when the Company commits to and commences a plan of sale that is reasonably expected to be completed within one year. Flight equipment held for sale is stated as the lesser of carrying value or fair value less estimated cost to sell.

Flight equipment held for sale is not depreciated. Subsequent changes to the asset’s fair value, either increases or decreases, are recorded as adjustments to the carrying value of the flight equipment. However, any such adjustment will not exceed the original carrying value of the flight equipment held for sale. There was no flight equipment held for sale as of December 31, 2011 and 2010.

FLIGHT EQUIPMENT HELD FOR OPERATING LEASES

Flight equipment held for operating leases are recorded at cost and depreciated to estimated residual values on a straight-line basis over their estimated remaining useful lives. Useful life is generally 25 years from the date of manufacture. Residual values are generally estimated to be 15% of original manufacturer’s estimated realized price for the flight equipment when new. Management may, at its discretion, make exceptions to this policy on a case by case basis when, in its judgment, the residual value calculated pursuant to this policy does not appear to reflect current expectations of residual values. Examples of such situations include, but are not limited to:

•	Flight equipment where original manufacturer’s prices are not relevant due to plane modifications and conversions.

•	Flight equipment which is out of production and may have a shorter useful life or lower residual value due to obsolescence.

•	The remaining life of a converted freighter is determined based on the date of conversion, in which case, the total useful life may extend beyond 25 years from the date of manufacture.

Estimated residual values and useful lives of flight equipment are reviewed and adjusted, if appropriate, at each reporting period.

Major improvements to be performed by the Company pursuant to the lease agreement are accounted for as lease incentives and are amortized against revenue over the term of the lease, assuming no lease renewals. Lessee specific modifications to the aircraft are capitalized and also amortized against revenue over the term of the lease. Generally, lessees are required to provide for repairs, scheduled maintenance and overhauls during the lease term and to be compliant with return conditions of flight equipment at lease termination.

Major improvements and modifications incurred for an aircraft that is off-lease are capitalized and depreciated over the remaining life of the flight equipment. In addition, costs paid by us for scheduled maintenance and overhauls are also capitalized and depreciated over a period to the next scheduled maintenance or overhaul event. Miscellaneous repairs are expensed when incurred.

At the time of an aircraft acquisition, the Company evaluates whether the lease acquired with the aircraft is at fair market value by comparing the contractual lease rates to the range of current lease rates of like aircraft. A lease premium is recognized when it is determined that the acquired lease’s terms are above market value; lease discounts are recognized when it is determined that the acquired lease’s terms are below fair market value. Lease discounts are capitalized into other liabilities and accreted as additional rental revenue on a straight-line basis over the lease term. Lease premiums are capitalized into other assets and amortized against rental revenue on a straight-line basis over the lease term.

IMPAIRMENT OF FLIGHT EQUIPMENT

The Company evaluates flight equipment for impairment when circumstances indicate that the carrying amounts of such assets may not be recoverable. Our evaluation of impairment indicators include, but are not limited to, recent transactions for similar aircraft, adverse changes in market conditions for specific aircraft types, third party appraisals of specific aircraft, published values for similar aircraft, any occurrences of adverse changes in the aviation industry and the overall market conditions that could impact the fair value of our aircraft. The review for recoverability includes an assessment of the estimated future cash flows associated with the use of an asset and its eventual disposition. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will assess whether the carrying values of the flight equipment exceed the fair values and an impairment loss is required. The undiscounted cash flows consist of cash flows from currently contracted leases, future projected lease rates, transition costs, estimated down time and estimated residual or scrap values for an aircraft. The impairment loss is measured as the excess of the carrying amount of the impaired asset over its fair value. See Note 16 – Fair Value Measurements.

Future cash flows are assumed to occur under current market conditions and assume adequate time for a sale between a willing and able buyer and a willing seller. Expected future lease rates are based on all relevant information available, including the existing lease, current contracted rates for similar aircraft, appraisal data and industry trends. Residual value assumptions generally reflect an aircraft’s salvage value, except where more recent industry information indicates a different value is appropriate.

The preparation of these impairment analyses requires the use of assumptions and estimates, including the level of future rents, the residual value of the flight equipment to be realized upon sale at some date in the future, estimated downtime between re-leasing events and the amount of re-leasing costs. For the year ended December 31, 2011, the Company recognized an impairment loss of $7.5 million related to two Boeing 737-500 aircraft which were manufactured in 1992. The aircraft are scheduled to come off lease in 2012, at which time the Company expects to dispose them. There were no impairment losses recognized for the years ended December 31, 2010 and 2009.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments to manage its exposure to interest rate and foreign currency risks. All derivatives are recognized on the balance sheet at their fair values. Pursuant to hedge accounting provisions, changes in the fair value of the item being hedged can be recognized into earnings in the same period and in the same income statement line as the change in the fair value of the derivative instrument. On the date that the Company enters into a derivative contract, the Company formally documents all relationships between the hedging instruments and the hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction.

Derivative instruments designated in a hedge relationship to mitigate exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Cash flow hedges are accounted for by recording the fair value of the derivative instrument on the balance sheet as either a freestanding asset or liability. Changes in the fair value of a derivative that is designated and qualifies as an effective cash flow hedge are recorded in accumulated other comprehensive income (loss), net of tax, until earnings are affected by the variability of cash flows of the hedged item. Any derivative gains and losses that are not effective in hedging the variability of expected cash flows of the hedged item or that do not qualify for hedge treatment are recognized directly into income.

At the hedge’s inception and at least quarterly thereafter, a formal assessment is performed to determine whether changes in cash flows of the derivative instrument have been highly effective in offsetting changes in the cash flows of the hedged items and whether they are expected to be highly effective in the future. The Company discontinues hedge accounting prospectively when (i) it determines that the derivative is no longer effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the derivative instrument is carried at its fair market value on the balance sheet with changes in fair value recognized into current-period earnings. The remaining balance in accumulated other comprehensive income associated with the derivative that has been discontinued is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

OTHER ASSETS

Other assets consist primarily of debt issuance costs, unamortized lease premiums, initial direct lease costs and other miscellaneous receivables. The Company capitalizes costs incurred in arranging financing as debt issuance costs. Debt issuance costs are amortized to interest expense using the effective interest method over the terms of the credit facilities. Lease premiums are amortized into operating lease income over the lease term.

SECURITY DEPOSITS

In the normal course of leasing aircraft to third parties under its lease agreements, the Company receives cash or letters of credit as security for certain contractual obligations. At December 31, 2011 and 2010, security deposits represent cash received from the lessee that is held on deposit until termination of the lease. Security deposits are returned to the lessee at lease termination or taken into income if the lessee fails to perform under their lease.

MAINTENANCE PAYMENT LIABILITY

The Company’s flight equipment is typically subject to triple-net leases under which the lessee is responsible for maintenance, insurance and taxes. Fly’s operating leases also obligate the lessees to comply with all governmental requirements applicable to the flight equipment, including without limitation, operational, maintenance, registration requirements and airworthiness directives.

Under the terms of the lease agreements, cash collected from lessees for future maintenance of the aircraft is recorded as maintenance payment liabilities. The Company does not recognize such maintenance payments as revenue during the lease. Maintenance payment liabilities are attributable to specific aircraft and are typically based on hours or cycles of utilization, depending upon the component. Upon the occurrence of qualified maintenance events, the lessee submits a request for reimbursement and upon disbursement of the funds, the liability is relieved.

In some leases, the lessor may be obligated to contribute to maintenance related expenses on an aircraft during the term of the lease. In other instances, the lessee or lessor may be obligated to make a payment to the other party at lease termination based on a computation stipulated in the lease agreement. The calculation is based on utilization and condition of the airframe, engines and other major life-limited components as determined at lease termination.

The Company may also incur maintenance expenses on off-lease aircraft. Scheduled major maintenance or overhaul activities and costs for certain high-value components that are paid by the Company are capitalized and depreciated over the period until the next overhaul is required. Such payments made by the Company for minor maintenance, repairs and re-leasing of aircraft are expensed as incurred.

Maintenance payment liability balances at the end of a lease or any amount received as part of a redelivery adjustment are recorded as lease revenue at lease termination, including early termination upon a default. When flight equipment is sold, the maintenance payment liability amounts may be remitted to the buyer in accordance with the terms of the related agreements and are released from the balance sheet as part of the disposition gain or loss.

REVENUE RECOGNITION

Revenue is recognized to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. Where revenue amounts do not meet these recognition criteria, they are deferred and recognized in the period in which the recognition criteria are met. Rental income from aircraft is recognized on a straight-line basis over the initial term of the respective lease. The operating lease agreements generally do not provide for purchase options, however, the leases may allow the lessee the option to extend the lease for an additional term. Contingent rents are recognized as revenue when the contingency is resolved. Revenue is not recognized when collection is not reasonably assured.

SHARE-BASED COMPENSATION

The Company has a 2010 Omnibus Incentive Plan (“2010 Plan”) and reserved 1,500,000 shares for issuance under plan. As of December 31, 2011, the Company had made aggregate grants of 1,200,000 stock appreciation rights (“SARs”) and restricted stock units (“RSUs”) to certain employees of BBAM LP who provide services to the Company pursuant to certain management and servicing agreements. In accordance with GAAP, compensation expense associated with grants to employees are valued at the grant date and amortized on a straight-line basis over the service period. Grants to non-employees are initially measured at grant date, and then re-measured at each interim reporting period until the awards are vested. Determining the appropriate fair value model and calculation of the fair value of stock-based awards requires judgment, including estimating stock price volatility, forfeitures and expected grant life.

TAXES

The Company provides for income taxes by tax jurisdiction (see Note 9). Deferred income tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial statements and tax basis of existing assets and liabilities at the enacted tax rates expected to apply when the assets are recovered or liabilities are settled. A valuation allowance is used to reduce deferred tax assets to the amount which management ultimately expects to be more-likely-than-not realized.

The Company applies a recognition threshold of more-likely-than-not to be sustained in the examination of tax uncertainty in income taxes. Measurement of the tax uncertainty occurs if the recognition threshold has been met. The Company has elected to classify any interest on unpaid income taxes and penalties as a component of the provision for income taxes. No interest on unpaid income taxes and penalties were incurred during the years ended December 31, 2011, 2010 and 2009.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued an accounting standard update to achieve common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). The update does not require additional fair value measurements and is not intended to establish valuation standards or affect valuation practices outside of financial reporting. The accounting standard update is effective for interim and annual periods beginning in 2012. The accounting standard update will not have a material impact on the Company’s financial position or results of operations.

In June 2011, the FASB issued an accounting standard to facilitate convergence between GAAP and IFRS by eliminating the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The standard requires all nonowner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning in 2012.

Flight Equipment Held for Operating Leases	12 Months Ended
Dec. 31, 2011
Flight Equipment Held for Operating Leases [Abstract]
FLIGHT EQUIPMENT HELD FOR OPERATING LEASES

3. FLIGHT EQUIPMENT HELD FOR OPERATING LEASES

As of December 31, 2011, the Company had 109 aircraft held for operating leases. As of December 31, 2010, the Company had 59 aircraft held for operating leases and no aircraft held for sale. On October 14, 2011, the Company completed the acquisition of the GAAM Portfolio consisting of 49 aircraft valued at approximately $1.4 billion (see Note 1). During the year ended December 31, 2011, the Company purchased three additional aircraft for an aggregate purchase price of $102.9 million.

During the year ended December 31, 2011, the Company sold two aircraft and recognized a gain on sale of $9.1 million. In connection with the aircraft sales, the Company repaid debt of $124.8 million.

The Company intends to dispose of two Boeing 737-500 aircraft manufactured in 1992 at the end of their current leases and has recognized an impairment charge of $7.5 million during the year ended December 31, 2011. The aircraft are scheduled to come off-lease in April and May 2012. The Company currently holds $3.1 million in maintenance payment liabilities from the lessee which it will be entitled to keep at lease termination, in addition to future maintenance reserves to be paid by the lessee. The Company has further agreed to accept payment by lessee of approximately $1.0 million for both aircraft at lease termination in lieu of compliance with the lessee’s obligations to meet certain redelivery conditions related to the maintenance of the aircraft. Any residual amounts will be recognized into income at the end of the lease term.

In September 2010, the Company entered into sale-leaseback agreements with flydubai for the purchase of three new aircraft for an aggregate purchase price of approximately $122.4 million. In October 2010, the Company sold its right to purchase one of these aircraft to a third party, earning a net fee of $1.2 million. The Company purchased one aircraft in December 2010 for $41.0 million and purchased the last aircraft in February 2011 for $41.2 million.

Also during the year ended December 31, 2010, the Company sold four aircraft and recognized a gain on sale totaling $13.4 million. A portion of the proceeds received from the aircraft sales was used to repay the debt associated with the aircraft.

Flight equipment held for operating leases consist of the following:

	December 31, 2011	December 31, 2010
	(Dollars in thousands)
Cost	$3,070,820	$1,847,899
Accumulated depreciation	(308,531)	(234,441)

Net flight equipment held for operating leases	$2,762,289	$1,613,458

The Company capitalized $8.0 million of major maintenance expenditures for the year ended December 31, 2011. These amounts have been included in flight equipment held for operating leases. The Company did not capitalize any major maintenance expenditures for the year ended December 31, 2010.

The classification of the net book value of flight equipment held for operating leases and operating lease revenues by geographic region in the tables and discussion below is based on the principal operating location of the aircraft lessee.

The distribution of the net book value of flight equipment held for operating leases by geographic region is as follows:

	December 31, 2011		December 31, 2010
	(Dollars in thousands)
Europe:
United Kingdom	$383,234	14%	$104,661	7%
Germany	190,793	7%	94,247	6%
Spain	115,119	4%	74,943	5%
Other	526,535	19%	453,623	27%

Europe — Total	1,215,681	44%	727,474	45%

Asia and South Pacific:
China	317,082	12%	66,060	4%
India	241,715	9%	210,687	13%
Australia	152,115	6%	—	—
Other	83,838	2%	63,460	4%

Asia and South Pacific — Total	794,750	29%	340,207	21%

North America:
United States	281,991	10%	277,555	17%
Other	36,138	1%	37,626	3%

North America — Total	318,129	11%	315,181	20%

Mexico, South and Central America:
Mexico	178,321	7%	129,537	8%
Other	84,135	3%	—	—

Mexico, South and Central America — Total	262,456	10%	129,537	8%

Middle East and Africa — Total	171,273	6%	74,890	5%
Off-Lease — Total	—	—	26,169	1%

Total flight equipment held for operating leases, net	$2,762,289	100%	$1,613,458	100%

At December 31, 2011, aircraft held for operating leases were on lease to 53 lessees in 29 countries. At December 31, 2010, aircraft held for operating leases were on lease to 34 lessees in 23 countries. The Company had one aircraft that was off-lease at December 31, 2010 which was delivered to a new lessee in March 2011.

The distribution of operating lease revenue by geographic region for the years ended December 31, 2011, 2010 and 2009 is as follows:

	Year ended December 31, 2011		Year ended December 31, 2010		Year ended December 31, 2009
	(Dollars in thousands)
Europe:
United Kingdom	$19,444	8%	$9,255	4%	$9,624	5%
Germany	15,560	7%	15,284	7%	17,174	8%
Spain	9,920	4%	8,213	4%	8,213	4%
Other	64,467	28%	72,752	33%	65,574	30%

Europe — Total	109,391	47%	105,504	48%	100,585	47%

Asia and South Pacific:
China	13,620	6%	15,636	7%	16,391	8%
India	22,341	10%	24,430	11%	27,451	13%
Australia	5,392	2%	—	—	—	—
Other	5,896	2%	4,882	2%	3,017	1%

Asia and South Pacific — Total	47,249	20%	44,948	20%	46,859	22%

North America:
United States	39,088	17%	41,725	19%	39,600	19%
Other	3,891	2%	4,932	2%	5,009	2%

North America — Total	42,979	19%	46,657	21%	44,609	21%

Mexico, South and Central America:
Mexico	16,276	7%	18,781	9%	18,292	8%
Other	1,687	1%	—	—	—	—

Mexico, South and Central America — Total	17,963	8%	18,781	9%	18,292	8%

Middle East and Africa — Total	13,134	6%	3,765	2%	3,619	2%

Total Operating Lease Revenue	$230,716	100%	$219,655	100%	$213,964	100%

The Company had no customer that accounted for 10% or more of total operating lease revenue for the years ended December 31, 2011, 2010 and 2009. The Company has two lessees which it has placed on non-accrual status due to concerns about the lessees’ financial condition and only recognizes revenue as cash is received. The Company has six aircraft on lease to these two lessees. During the years ended December 31, 2011, 2010 and 2009, the Company recognized revenue of $10.4 million, $11.0 million and $2.9 million, respectively, from these two lessees.

For the years ended December 31, 2011 and 2010, the Company recognized end of lease revenues totaling $2.9 million and $21.4 million, respectively. The Company did not recognize any end of lease revenues in 2009.

The amortization of lease premiums, net of lease discounts which have been included as a component of operating lease revenue was approximately $1.9 million for the year ended December 31, 2011. The amortization of lease discounts, net of lease premiums, was $0.3 million and $2.0 million for the years ended December 31, 2010 and 2009, respectively.

As of December 31, 2011 and 2010, the weighted average remaining lease term of the Company’s aircraft held for operating leases was 3.6 and 4.6 years, respectively.

Presented below are the contracted future minimum rental payments due under non-cancellable operating leases, as of December 31, 2011. For leases that have floating rental rates based on the six-month LIBOR, the future minimum rental payments due assume that the rental payment due as of December 31, 2011 is held constant for the duration of the lease.

Year ending December 31,	(Dollars in thousands)
2012	$350,828
2013	277,007
2014	228,014
2015	168,286
2016	104,958
Thereafter	99,979

Future minimum rental payments under operating leases	$1,229,072

For the years ended December 31, 2011, 2010 and 2009, amortization of lease incentives recorded as a reduction of operating lease revenue totaled $6.9 million, $5.1 million and $4.3 million, respectively. At December 31, 2011, lease incentive amortization for the next five years and thereafter is as follows:

Year ending December 31,	(Dollars in thousands)
2012	$7,399
2013	6,133
2014	4,860
2015	4,645
2016	2,875
‘Thereafter	1,994

Future amortization of lease incentives	$27,906

In connection with the early termination of four leases in a prior period, the Company reached a settlement with the guarantor of these leases in February 2009. Pursuant to the terms of the settlement agreement, the Company received a lump-sum payment of $6.3 million at the settlement date, with an additional $5.9 million that was paid in monthly installments through February 2012 with interest at 8.0% per annum. During the years ended December 31, 2011, 2010 and 2009, payments totaling $2.1 million, $2.3 million and $8.3 million, respectively, were received.

Investment in Unconsolidated Subsidiaries	12 Months Ended
Dec. 31, 2011
Investment in Unconsolidated Subsidiaries [Abstract]
INVESTMENT IN UNCONSOLIDATED SUBSIDIARIES

4. INVESTMENT IN UNCONSOLIDATED SUBSIDIARIES

Summarized financial information of the Company’s investment in unconsolidated subsidiaries is presented below (in thousands):

	As of December 31,
	2011	2010
Total assets	$113,435	$35,963
Total liabilities	78,570	17,220

	For the year ended December 31,
	2011	2010
Total revenues	$121,452	$67,470
Net income	42,905	22,385

Investment in BBAM LP

On April 29, 2010, the Company through its wholly-owned subsidiary, Fly-BBAM, purchased a 15% interest in BBAM LP, a privately-held aircraft leasing and management business for $8.75 million. BBAM LP provides management and administrative services to Fly, including servicing of its aircraft portfolio. Summit owns the remaining 85% interest in BBAM LP.

For the years ended December 31, 2011 and 2010, the Company recognized $5.4 million and $2.9 million in equity earnings from its investment in BBAM LP and received distributions totaling $5.0 million and $2.0 million, respectively. The Company amortizes the difference between the cost of its initial investment and its share of underlying equity in the net assets of BBAM LP against its equity earnings from BBAM LP.

Investment in Fly-Z/C LP

On February 9, 2011, the Company made a $16.4 million investment for a 57.4% limited partnership interest in Fly-Z/C LP, a newly-formed aircraft leasing joint venture that was formed for the purpose of acquiring, financing and eventually selling four commercial jet aircraft. Summit has a 10.2% interest in the joint venture and the limited partners appointed a subsidiary of BBAM LP as the general partner of the joint venture. On April 14, 2011, the Company made an additional capital contribution of $11.7 million into Fly-Z/C LP to fund the joint venture’s acquisition of an additional aircraft.

During the year ended December 31, 2011, the Company recognized equity earnings of $0.3 million and received distributions of $23.2 million, of which $22.2 million was received in connection with the completion of a $40.0 million debt financing by the joint venture. As of December 31, 2011, the Company’s investment in Fly-Z/C LP was $5.1 million.

Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
OTHER ASSETS

5. OTHER ASSETS

The principal components of the Company’s other assets are as follows:

	December 31, 2011	December 31, 2010
	(Dollars in thousands)
Loan issuance costs, net	$8,819	$14,069
Lease premiums	14,833	2,918
Other assets	4,369	2,815

Total other assets	$28,021	$19,802

For the years ended December 31, 2011, 2010 and 2009, the Company amortized $6.5 million, $8.1 million and $7.3 million, respectively, of loan issuance cost into interest expense.

As of December 31, 2011 and 2010, the accumulated amortization associated with the loan issuance costs was $30.3 million and $23.7 million, respectively.

Secured Borrowings	12 Months Ended
Dec. 31, 2011
Secured Borrowings [Abstract]
SECURED BORROWINGS

6. SECURED BORROWINGS

The Company’s secured borrowings balance, net of unamortized debt discounts, as of December 31, 2011 is presented below:

	Net carrying value as of December 31,		Weighted average interest rate as of December 31,		Maturity date
	2011	2010	2011	2010
	(in thousands)
Notes Payable	$599,805	$596,190	0.95%	0.93%	November 2033
B&B Air Acquisition Facility	425,931	561,636	2.86%	2.58%	August 2013
Nord LB Facility	569,909	—	3.98%	—	November 2018
BOS Facility	479,561	—	4.98%	—	August 2012 – December 2017
Other aircraft secured borrowings	216,395	30,000	5.70%	6.41%	August 2014 – February 2019
Other secured borrowing	34,509	36,283	0.58%	0.56%	February 2012

Total	$2,326,110	$1,224,109

Future Minimum Principal Payments

During the year ended December 31, 2011, the Company made principal payments on its secured borrowings totaling $204.9 million. The anticipated future minimum principal payments due for its secured borrowings are as follows:

Year ending December 31,	(Dollars in thousands)
2012	$378,502
2013	604,515
2014	266,423
2015	178,711
2016	113,138
Thereafter	839,742

Future minimum principal payments due	$2,381,031

Notes Payable

	Balance as of
	December 31, 2011	December 31, 2010
	(in thousands)
Outstanding principal balance, net of Notes purchased by subsidiary:
Original Notes issued	$567,607	$596,771
Notes re-issued	39,144	—

Total	606,751	596,771

Unamortized discount associated with Notes:
Original Notes issued	(374)	(581)
Notes re-issued	(6,572)	—

Total	(6,946)	(581)

Notes payable, net	$599,805	$596,190

On October 2, 2007, B&B Air Funding issued $853.0 million of aircraft lease-backed Class G-1 notes (the “Notes”) at an offering price of 99.71282%. The Notes generated net proceeds of approximately $850.6 million. The Notes are direct obligations of B&B Air Funding and are not obligations of, or guaranteed by Fly.

The Notes are secured by: (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the aircraft they own; (iii) cash held by or for them; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the insurance policy provider. Rentals paid under leases and proceeds from the sale of aircraft are placed in the collections account and paid out according to the priority of payments set forth in the indenture. The Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization related documents. Interest is payable monthly based on the current one-month London Interbank Offered Rate (“LIBOR”) plus a spread of 0.67%, which includes an amount payable to Ambac Assurance Corporation, the provider of a financial guaranty insurance policy (the “Policy Provider”) that supports payment of interest and in certain circumstances, principal on the Notes.

During the year ended December 31, 2009, the Company, through a wholly-owned subsidiary, purchased a total of $169.4 million principal amount of the Notes, for a total purchase price of $83.0 million, including associated expenses. These amounts include $50.0 million principal amount of Notes purchased on exercise of an option. In connection with the purchase of the Notes, the Company expensed loan issuance costs and the unamortized discount associated with the original issuance of the Notes totaling $3.8 million. The Company recognized a pre-tax gain of $82.7 million on the purchase of Notes during the year ended December 31, 2009.

During the year ended December 31, 2010, the Company sold to an unrelated third party its remaining option to purchase up to $50.0 million principal amount of Notes for 48% of the principal amount and received $12.5 million as consideration.

During the year ended December 31, 2011, the Company sold to third parties $40.8 million principal amount of Notes held by its subsidiaries at an average price of 82.72% of the principal amount for total proceeds of $33.8 million. The discount of $7.0 million is being amortized into interest expense over the expected term of the Notes. As of December 31, 2011 and 2010, the outstanding balance of the Notes owned by the Company through a wholly-owned subsidiary was $106.8 million and $153.5 million, respectively. During the first quarter of 2012, the remaining Notes were sold at an average price of 81.79% of the principal amount for total proceeds of $87.3 million.

As of December 31, 2011 and 2010, interest accrued on the Notes totaled $0.3 million for each year.

Until August 2012, there are scheduled minimum principal payments of approximately $1.0 million per month, subject to satisfying certain debt service coverage ratios and other covenants. Scheduled principal payments made in 2011 and 2010 totaled $10.6 million and $4.6 million, of which $1.9 million and $0.9 million was paid to the Company’s subsidiary, respectively in respect of the Notes purchased.

Pursuant to the indenture governing the Notes, a portion of the proceeds received from the sale of any aircraft included in the Initial Portfolio must be applied to repay the debt allocated to such aircraft. In connection with the sale of aircraft in 2011 and 2010, the Company repaid approximately $26.1 million and $73.2 million of associated debt and approximately $3.9 million and $15.0 million was returned to the Company’s subsidiary, respectively, in respect of the Notes it purchased.

The Company may, on a payment date, redeem the Notes in whole or from time to time in part, at the outstanding principal amount, together with accrued and unpaid interest, as specified in the indenture governing the Notes.

Effective after July 2012, all revenues collected during each monthly period from the remaining 40 aircraft financed by this facility will be applied to repay the outstanding principal balance of the Notes, after the payment of certain expenses and other costs, including the fees to the Policy Provider, interest and interest rate swap payments in accordance with those agreements. The final maturity date of the Notes is November 14, 2033.

B&B Air Funding is subject to financial and operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, restrictions on the acquisition of additional aircraft, and restrictions on the modification of aircraft and capital expenditures. Beginning August 2012, it will also be subject to an interest coverage ratio. A breach of the covenants could result in the acceleration of the Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale. As of December 31, 2011, B&B Air Funding was not in default under the Notes.

In conjunction with the closing of the Aviation Assets Purchase Transaction, the indenture for the Notes was amended on April 29, 2010 to include the following servicer termination events:

•	Bankruptcy or insolvency of BBAM LP;

•	BBAM LP ceases to own, directly or indirectly, at least 50% of the Servicer;

•

Summit ceases to own, directly or indirectly, at least 33.33% of the partnership interests in BBAM LP; provided that a sale that results in such ownership being at a level below 33.33% shall not constitute a servicer termination event if the sale is to a publicly listed entity or other person with a net worth of at least $100 million;

•	Steven Zissis ceases to be the President or Chief Executive Officer or equivalent position of BBAM LP at any time prior to April 29, 2015 for any reason other than death or disability; and

•

50% or more of the Servicer’s key finance and legal team or technical and marketing team cease to be employed by BBAM LP and are not replaced with employees with reasonably comparable experience within 90 days.

In connection with the issuance of the Notes, B&B Air Funding also entered into a revolving credit facility (“Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Note Liquidity Facility, advances may be drawn for the benefit of the Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Note Liquidity Facility. As of December 31, 2011 and 2010, B&B Air Funding had not drawn on the Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the Policy Provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Notes.

Aircraft Acquisition Facility

Aircraft Acquisition Facility:	Balance as of December 31, 2011	Balance as of December 31, 2010
	(Dollars in thousands)
Principal — Tranche A	$241,931	$377,636
Principal — Tranche B	184,000	184,000

Borrowings under B&B Air Acquisition Facility	425,931	561,636
Equity Tranche	96,000	96,000

Total facility	$521,931	$657,636

On November 7, 2007, B&B Air Acquisition entered into a credit facility that provided for aircraft financing consisting of up to a $920.0 million Tranche A borrowing, $184.0 million Tranche B borrowing and a $96.0 million equity tranche from Fly (“Aircraft Acquisition Facility”). Tranches A and B were provided by a consortium of third party lenders and are subject to customary terms and conditions. As of December 31, 2011, 16 aircraft were financed under this facility.

The availability period for the B&B Air Acquisition Facility expired on November 6, 2009, and the Company may not borrow any additional amounts. B&B Air Acquisition funds a cash collateral account that was established for the benefit of the lenders in accordance with the facility agreement. As of December 31, 2011 and 2010, the cash collateral account had a balance of $41.6 million and $38.4 million, respectively.

Tranche A borrowings accrue interest at a one-month LIBOR-based rate plus a margin of 1.50%. Tranche B borrowings accrue interest at a one-month LIBOR-based rate plus 4.00%. On November 6, 2012 the applicable margin for Tranche A and Tranche B increases by 0.25% per quarter up to a maximum margin of 3.75% and 8.00% for Tranche A and B borrowings, respectively. In order of security interest, Tranche A ranks above Tranche B, and both Tranche A and B rank above the equity tranche.

Borrowings under the Aircraft Acquisition Facility are secured by (i) the equity ownership and beneficial interests in B&B Air Acquisition and its subsidiaries, and (ii) a security interest in the underlying aircraft and related leases. In addition, the lenders are granted a first priority, perfected security interest in derivative agreements entered into by B&B Air Acquisition.

The Aircraft Acquisition Facility also contains affirmative covenants customary for secured aircraft financings. Further, B&B Air Acquisition must maintain certain interest coverage ratios and loan to value ratios, and the aircraft in B&B Air Acquisition’s portfolio must comply with certain concentration limits. A breach of these requirements would result in either an event of default or a requirement to post additional cash collateral under the B&B Air Acquisition Facility.

On April 29, 2010, in conjunction with the closing of the Aviation Assets Purchase Transaction, the loan agreement for the B&B Air Acquisition Facility was amended to include the following default events: (i) BBAM LP ceases to own 51% of the Servicer or (ii) the Company ceases to own at least 5% of BBAM LP.

Beginning November 6, 2009, all available cash flow from the aircraft held by B&B Air Acquisition is required to be applied to the outstanding principal balance after payment of interest, certain expenses and a return paid to Fly on its $96.0 million equity tranche. The equity tranche accrues interest at a rate such that the aggregate monthly interest of the entire facility reflects an interest rate of one-month LIBOR plus 2.5%. During the years ended December 31, 2011 and 2010, the Company made monthly principal repayments on the B&B Air Acquisition Facility of $33.1 million and $32.9 million, respectively. In addition, in December 2011, the Company sold one aircraft owned by B&B Air Acquisition and was required to make a principal repayment of $102.6 million on its Tranche A borrowings.

The loan agreement requires that the outstanding principal balance be no greater than the amounts specified as of the dates set out in the table below. If cash flows from aircraft held by B&B Air Acquisition is insufficient to reduce the outstanding principal balance to the required levels, then additional principal payments will be required. The Company is seeking to refinance some or all of the amounts outstanding under the Aircraft Acquisition Facility.

Date	Maximum outstanding balance
(in thousands)
October 15, 2012	$448,104
January 15, 2013	298,736
April 15, 2013	149,368
July 15, 2013	—

Nord LB Facility

	Balance as of
	December 31, 2011	December 31, 2010
	(in thousands)
Outstanding principal balance	$598,198	$—
Unamortized debt discount	(28,289)	—

Nord LB Facility balance, net	$569,909	$—

In connection with 19 of the 49 aircraft acquired in the GAAM Portfolio, the Company assumed a debt facility provided by Norddeutsche Landesbank Gironzentrale (“Nord LB”) which matures in November 2012 (“Nord LB Facility”). On February 6, 2012, the Company completed an extension of the Nord LB Facility to November 2018. The Company paid $25 million to Nord LB which has been applied towards repayment of outstanding principal amounts on February 14, 2012. At the beginning of the extension term on November 14, 2012, the Company will make another principal payment of $15 million to Nord LB. From February 6, 2012 until November 14, 2012, the Company will pay Nord LB a fee equal to 0.45% per annum on the amount which will be outstanding on November 14, 2012. As of December 31, 2011, interest accrued on the facility totaled $1.2 million.

In connection with the negotiation of the facility extension, the Company entered into an amendment agreement with respect to the current Nord LB Facility. The Nord LB Facility is currently structured as a single loan facility pursuant to which one of the Company’s subsidiaries is the borrower. Starting on November 14, 2012, the Nord LB Facility will be structured as 19 individual loans with each aircraft owning subsidiary acting as the borrower of each respective loan.

Borrowings are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the aircraft and the leases, maintenance reserves and other deposits. The loans are cross-collateralized and the lenders may foreclose on any aircraft upon an event of default on any loan.

The weighted average interest rate on the current Nord LB Facility was 5.86% on loans associated with aircraft with fixed rate leases. The interest rate on loans associated with aircraft with floating rate leases is one month LIBOR plus 0.25% or 1.45% as of December 31, 2011. The blended weighted average interest rate for the facility was 3.98% as of December 31, 2011, excluding the debt discount amortization. During the extension term which begins November 14, 2012, the Nord LB Facility will bear interest at one month LIBOR plus 3.30% until the final maturity date on November 14, 2018.

Until November 2012, there are monthly scheduled principal payments of approximately $2.3 million per month. Beginning in December 2012, the Company will pay 95% of lease rentals actually received in the corresponding monthly collections period towards interest and principal. If no lease rental payments are received in the applicable period for any financed aircraft, prior to the termination of such lease, no payment is due under the loan related to that aircraft on the corresponding repayment date. Any unpaid interest increases the outstanding balance under the facility.

Upon the termination or expiration of a lease, no payments are due under the Nord LB Facility with respect to the outstanding loan amount for that aircraft until the earlier of six months from such termination or expiration or the date the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. If an aircraft remains off-lease after six months from the termination or expiration, interest must be paid on each payment date. If an aircraft remains off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate paid under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but the lenders may not foreclose on any other aircraft.

Between February 6, 2012 and the maturity date, in the event the Company sells any of the financed aircraft, substantially all sales proceeds (after payment of certain expenses) must be used to repay first the debt associated with the sold aircraft and then the outstanding amounts which finance the other aircraft unless certain conditions are met. In addition, any security deposit amounts that the Company retains after termination of a lease and any maintenance reserve amounts which are retained and are not expected to be required for future maintenance will be used to prepay the Nord LB Facility. If the Company earns a 10% return on its equity investment after full repayment of the facility, Fly will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. Events of default under the Nord LB Facility include, among other things:

•	interest or principal is not paid within three business days of its due date,

•	failure to make certain other payments under the Nord LB Facility and such payments are not made within five business days of receiving written notice,

•	failure to comply with certain other covenants including compliance with required insurance levels and such noncompliance continuing for 30 days after receipt of written notice,

•	any of the aircraft owning entities becoming the subject of insolvency proceedings,

•	any of the aircraft owning entities defaults in respect of obligations in excess of $10,000,000, and the holders of such obligation accelerate or demand repayment of amounts due thereunder.

The Nord LB Facility does not contain any financial covenants. However, the borrowers in the Nord LB Facility are subject to certain operating covenants relating to the maintenance, registration and insurance of the aircraft owned by them. The Nord LB Facility also contains certain conditions and constraints which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and future leasing of the aircraft.

As of December 31, 2011, there was no default under the Nord LB Facility.

BOS Facility

	Balance as of
	December 31, 2011	December 31, 2010
	(in thousands)
Outstanding principal balance:
Senior tranches	$440,106	$—
Junior tranches	53,341	—

Total outstanding principal balance	493,447	—
Unamortized debt discount	(13,886)	—

BOS Facility balance, net	$479,561	$—

In connection with 21 of the 49 aircraft acquired in the GAAM Portfolio, the Company’s subsidiaries assumed a debt facility provided by Bank of Scotland plc and Commonwealth Bank of Australia (“BOS Facility”). At December 31, 2011, twenty aircraft in the GAAM aircraft portfolio were financed through this facility, with an aggregate outstanding principal balance of approximately $493.4 million. Subsequent to the acquisition of the GAAM Portfolio, one aircraft was refinanced pursuant to a separate loan in connection with a new lease resulting in a repayment of $20.0 million under this facility. The BOS facility consists of individual loans with respect to each financed aircraft which have maturity dates matching the scheduled lease termination dates for the financed aircraft. The loan maturity dates range from 2012 to 2017. Each loan may consist of a senior and junior tranche. The loans are cross-collateralized and lenders may require payment in full or foreclose on any aircraft in this facility in the event of a default.

Borrowings under the BOS Facility bear interest based on one-month LIBOR plus an applicable margin of 1.43% for the senior tranche and 2.70% for the junior tranche. The weighted average interest rate on loans associated with aircraft with fixed rate leases was 5.58% for the senior tranche and 7.29% for the junior tranche. The weighted average interest rate on loans associated with aircraft with floating rate leases was 2.13% for the senior tranche and 3.78% for the junior tranche. The weighted average interest rate on all outstanding amounts was 4.91% as of December 31, 2011, excluding the debt discount amortization. As of December 31, 2011, interest accrued on the facility totaled $1.0 million.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. In addition, the Company is required to prepay the loan on an aircraft upon termination of the lease on the aircraft or upon sale of the aircraft. Upon a lease termination or expiration, the Company may elect to extend the loan maturity date for up to six months during which only interest is payable. If the aircraft is re-leased during this six month period with the consent of the facility agent, the loan will be extended. If the Company is unable to re-lease the aircraft on terms acceptable to the lenders or sell the aircraft, the loan becomes due and payable at the end of this six month period.

If any lessee fails to make a payment of rent on a financed aircraft, the Company may pay the interest and principal due under the loan from its own funds on four successive occasions or on any six occasions. If a lease event of default continues and the Company is no longer permitted to make such payments, the lenders may instruct the Company to terminate the relevant lease agreement and re-pay the loan subject to the six month remarketing period described above.

Borrowings under the facility are secured by Fly’s equity interest in the subsidiaries which own the financed aircraft, the aircraft and the leases, maintenance reserves and other deposits. If, upon the repayment of any loan, (x) the BOS facility finances eight or fewer aircraft or (y) the number of different lessees to whom the aircraft are leased is three or fewer and the ratio of the total principal amount outstanding under the BOS Facility to the aggregate appraised value of the aircraft is greater than 80%, Fly will be required to pay an amount as is required to reduce this ratio to 80% into a collateral account.

Events of default under the BOS Facility include, among other things:

•	failure to make any payments due under the BOS Facility within five business days,

•	failure to comply with certain other covenants and such noncompliance continues for 15 or 30 days after receipt of written notice,

•	any of the borrower entities becoming the subject of insolvency proceedings,

•	the occurrence of any event of default under the hedging arrangements related to the loans, or

•	any of the borrower entities ceasing to be a direct or indirect subsidiary of FLY.

The borrowers in the BOS Facility are subject to certain operating covenants relating to the maintenance, registration and insurance of the aircraft owned by them. The BOS Facility also contains certain conditions and constraints which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and future leasing of the aircraft.

As of December 31, 2011, there was no default under the BOS Facility.

Other Aircraft Secured Debt

In addition to the debt financings described above, the Company has entered into and may periodically enter into secured, non-recourse debt to finance the acquisition of aircraft. These debt financings may finance the acquisition of one or more aircraft and are usually structured as individual loans which are secured by pledges of the Company’s rights, title and interest in the financed aircraft and leases. To the extent that multiple aircraft are financed within a single facility, the loans in that facility are cross-collateralized and the lenders may require payment in full or foreclose on any aircraft upon an event of default on any loan. The maturity date on each loan matches the corresponding lease expiration date. The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. These loans all contain customary covenants relating to the maintenance, registration and insurance of the financed aircraft, as well as restrictions on our activities, including investments and other activities of the borrowers and restrictions on the granting of liens or other security interests in the aircraft. None of these loans include any financial covenants. These loans also contain certain conditions and restrictions which relate to the servicing and management of the financed aircraft, including covenants relating to the disposition of aircraft and re-leasing of the aircraft. The Company was not in default under any of these debt financings at December 31, 2011.

Three loans financing nine aircraft were assumed with the GAAM Portfolio and the five other loans were arranged in connection with the purchase of aircraft in 2010 and 2011 and the release of an aircraft in the GAAM Portfolio in 2011. As of December 31, 2011, interest accrued on the Other Aircraft Secured Debt totaled $0.8 million.

The following table contains a summary of the key terms related to these other aircraft secured debt financings:

	Number of Aircraft Financed	Principal Balance Outstanding as of December 31,		Interest Rates	Maturity Date
		2011	2010
		(in thousands)
GAAM Facility No. 1 (1)	6	$46,126	$—	5.50% - 5.87%	May 2017 – November 2017
GAAM Facility No. 2	2	34,010	—	5.95% - 6.55%	August 2014 – December 2015
GAAM Note Payable 1 (2)	1	20,836	—	2.06%	November 2015
GAAM Note Payable 2	1	18,000	—	6.22%	December 2014
Aircraft Note Payable 1	1	28,343	30,000	6.41%	December 2018
Aircraft Note Payable 2	1	28,715	—	7.20%	February 2019
Aircraft Note Payable 3	1	26,566	—	5.14%	December 2015
Aircraft Note Payable 4	1	19,599	—	5.33%	May 2016

Total		$222,195	$30,000

(1)	As of December 31, 2011, the unamortized discount associated with GAAM Facility No. 1 totaled $4.3 million.
(2)	As of December 31, 2011, the unamortized discount associated with GAAM Note Payable 1 totaled $1.5 million.

Other Secured Borrowing

The Company had an $85.0 million credit facility agreement (the “Credit Facility”) with an international commercial bank. As of December 31, 2011 and December 31, 2010, the Company had an outstanding balance of $34.5 million and $36.3 million, respectively, under the Credit Facility. At December 31, 2011, the Credit Facility was secured by a pledge of the Company’s rights, title and interest in $69.0 million principal amount of Notes held by a wholly-owned subsidiary of the Company. The interest due on the borrowings under the Credit Facility was equal to the interest paid by B&B Air Funding in respect of the Notes pledged. Pursuant to the terms of the loan agreement, a portion of principal repayment amounts received by the subsidiary from B&B Air Funding in respect of the Notes pledged had to be applied to pay down the facility to maintain a 2:1 ratio of collateral to loan balance.

The Credit Facility was amended in August 2011 to provide for monthly extension options up to August 15, 2012 with a payment of an extension fee equal to $0.1 million. The Company made additional principal prepayments of $10.4 million, $7.5 million and $4.2 million under the Credit Facility on January 19, 2012, February 3, 2012 and February 7, 2012, respectively, using a portion of the proceeds it received from the sales of its Notes to third parties. On February 15, 2012, the Company paid off the outstanding principal balance under the Credit Facility of $12.4 million.

The Company was subject to certain interest coverage ratios and other financial covenants as specified in the Credit Facility. As of December 31, 2011, the Company was not in default under the Credit Facility.

Derivatives	12 Months Ended
Dec. 31, 2011
Derivatives [Abstract]
DERIVATIVES

7. DERIVATIVES

The Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts. The Company’s derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company’s known or expected cash receipts and its known or expected cash payments principally related to the Company’s borrowings.

The Company uses interest rate swap contracts to hedge variable interest payments due on loans associated with aircraft with fixed rate rentals. The swap contracts allow the Company to pay fixed interest rates and receive variable interest rates with the swap counterparty based on the one-month LIBOR on the notional amounts over the life of the contracts. The notional amounts decrease over time. As of December 31, 2011 and 2010, the Company had interest rate swap contracts with notional amounts aggregating $1,187.6 million and $1,108.8 million, respectively. Six of the interest rate swap contracts were assumed in connection with the acquisition of the GAAM Portfolio. The unrealized fair market value loss on the interest rate swap contracts, reflected as derivative liabilities, was $94.2 million and $82.4 million as of December 31, 2011 and 2010, respectively.

To mitigate its exposure to foreign currency exchange fluctuations, the Company enters into cross currency coupon swap contracts in conjunction with leases in which a portion or all of the lease rentals are denominated in currency other than U.S. dollars (“USD”). Pursuant to such cross currency swaps, the Company receives USD based on a fixed conversion rate through the maturity date of the respective swap contract. Seven of the cross currency swap contracts were assumed in connection with the acquisition of the GAAM Portfolio. As of December 31, 2011 and 2010, the unrealized fair market value gain on the Euro cross currency swap contracts, reflected as a derivative asset, was $4.0 million and $2.2 million, respectively. The unrealized fair market value loss on the Australian dollar (“AUD”) cross currency swap contracts, reflected as derivative liabilities, was $4.3 million as of December 31, 2011.

The Company determines the fair value of derivative instruments using a discounted cash flow model. The model incorporates an assessment of the risk of non-performance by the swap counterparty in valuing derivative assets and an evaluation of the Company’s credit risk in valuing derivative liabilities.

The Company considers in its assessment of non-performance risk, if applicable, netting arrangements under master netting agreements, any collateral requirement, and the derivative payment priority in the Company’s debt agreements. The valuation model uses various inputs including contractual terms, interest rate curves, credit spreads and measures of volatility.

Designated Derivatives

Most of the Company’s interest rate and foreign currency derivatives have been designated as cash flow hedges. The effective portion of changes in fair value of these derivatives are recorded as a component of accumulated other comprehensive income, net of a provision for income taxes. Changes in the fair value of these derivatives are subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. For the period ended December 31, 2011, the Company recorded a net unrealized loss of $5.0 million, after the applicable net tax benefit of $0.5 million. For the period ended December 31, 2010, the Company recorded a net unrealized loss of $12.9 million, after the applicable net tax benefit of $1.8 million. For the period ended December 31, 2009, the Company recorded a net unrealized gain of $40.0 million, after the applicable net tax provision of $5.7 million. (See Note 15.)

As of December 31, 2011, the Company had the following designated derivative instruments classified as derivative liabilities on the balance sheet (dollar amounts in thousands):

Type	Quantity	Maturity Dates	Hedge Interest Rates	Swap Contract Notional Amount	Fair Market Value of Derivative Liability	Credit Risk Adjustment	Adjusted Fair Market Value of Derivative Liability	Deferred Tax Benefit	Loss Recognized in Accumulated Comprehensive Loss	Gain (Loss) Recognized into Earnings
Interest rate swap contacts	22	10/15/2012 - 04/14/2018	1.98% - 4.93%	$1,103,822	$(94,729)	$6,238	$(88,491)	$12,093	$(72,209)	$(38)
Accrued interest					(1,844)		(1,844)
Terminated contracts	2			—	—	—	—	(227)	1,592	316

Total – designated derivative liabilities	24			$1,103,822	$(96,573)	$6,238	$(90,335)	$11,866	$(70,617)	$278

As of December 31, 2011, the Company had the following designated derivative instruments classified as derivative assets on the balance sheet (dollar amounts in thousands):

Type	Quantity	Maturity Dates	Contracted Fixed Conversion Rate to U.S. Dollar	Swap Contract Notional Amount	Fair Market Value of Derivative Asset	Credit Risk Adjustment	Adjusted Fair Market Value of Derivative Asset	Deferred Tax Liability	Gain Recognized in Accumulated Comprehensive Income	Gain Recognized into Earnings
Cross currency swap contracts	2	4/8/2013	1EURO to $1.4224 - $1.4434	$618	$907	$(12)	$895	$(112)	$456	$—

Total – designated derivative assets	2			$618	$907	$(12)	$895	$(112)	$456	$—

Undesignated Derivatives

Derivatives not designated as cash-flow hedges are also used to manage the Company’s exposure to identified risks, such as foreign currency exchange fluctuations. These derivatives may not meet the strict hedge accounting requirements of the accounting policy for derivative instruments and hedging activities. Changes in the fair value of these derivatives are recorded directly into income.

Interest rate and cross currency swap contracts assumed in connection with the acquisition of the GAAM Portfolio have historically qualified for hedge accounting treatment. However, due to interest and foreign currency exchange rates of the underlying contracts being significantly different from market rates at the acquisition date, some of these contracts no longer qualified and had to be de-designated. The Company also has swap contracts that have been de-designated due to the sale of aircraft, repayment of principal on the associated debt and the discontinuation of the associated cash flows.

As of December 31, 2011, the Company had the following undesignated derivative liabilities (dollar amounts in thousands):

Type	Quantity	Maturity Dates	Hedge Interest Rates	Contracted Fixed Conversion Rate to U.S. Dollar	Swap Contract Notional Amount	Fair Market Value of Derivative Liability	Credit Risk Adjustment	Adjusted Fair Market Value of Derivative Liability	Gain (Loss) Recognized into Earnings
Interest rate swap contacts	2	10/15/2012 - 03/15/2018	2.30% - 3.31%	—	$83,747	$(4,054)	$254	$(3,800)	$(3,800)
Cross currency swap contracts	3	10/23/2012 - 01/23/2014	—	1AUD to $0.7803 - $0.7925	1,169	(4,385)	130	(4,255)	1,084
Accrued interest					—	(96)		(96)	(96)

Total – non-designated derivative liabilities	5				$84,916	$(8,535)	$384	$(8,151)	$(2,812)

As of December 31, 2011, the Company had the following undesignated derivative assets (dollar amounts in thousands):

Type	Quantity	Maturity Dates	Contracted Fixed Conversion Rate to U.S. Dollar	Fair Market Value of Derivative Asset	Credit Risk Adjustment	Adjusted Fair Market Value of Derivative Liability	Gain Recognized into Earnings
Cross currency swap contracts	3	07/24/2012 - 01/15/2016	1EURO to $1.4222 - $1.4769	$3,354	$(226)	$3,128	$2,666

Total – non-designated derivative liabilities	3			$3,354	$(226)	$3,128	$2,666

Terminated Derivatives

In 2010 and 2011, the Company terminated two interest rate swap contracts and received settlement proceeds totaling $2.1 million which are being amortized over the original term of the contracts, as a reduction to interest expense. The amounts from the terminated interest rate swap contracts that will be amortized into interest expense for the next five years and thereafter is as follows:

Year ending December 31,	(Dollars in thousands)
2012	$331
2013	310
2014	287
2015	262
2016	236
Thereafter	393

Total future amortization of terminated interest rate swap contract	$1,819

During 2008, the Company terminated a cross currency swap contract and received settlement proceeds totaling $2.1 million which is being amortized into operating lease revenue through April 15, 2016, the original contract maturity date. As of December 31, 2011, the remaining amount of $1.1 million has been fully amortized.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share Based Compensation [Abstract]
SHARE-BASED COMPENSATION

8. SHARE-BASED COMPENSATION

Description of Plan

On April 29, 2010, the Company adopted the 2010 Omnibus Incentive Plan (“2010 Plan”) and reserved 1,500,000 shares for issuance under the 2010 Plan. The 2010 Plan permits the grant of (i) SARs; (ii) RSUs; (iii) nonqualified stock options; and (iv) other stock-based awards. In 2010, the Company made an initial grant aggregating 599,999 SARs and RSUs to certain employees of BBAM LP who provide services to Fly pursuant to management and servicing agreements. On March 1, 2011, the Company made an additional grant of 600,001 SARs and RSUs.

SARs entitle the holder to receive any increase in value between the grant date price of Fly’s ADSs and their value on the exercise date. RSUs entitle the holder to receive a number of Fly’s ADSs equal to the number of RSUs awarded upon vesting. The granted SARs and RSUs vest in three equal installments and expire on the tenth anniversary of the grant date. The Company settles SARs and RSUs with newly issued ADSs.

The holder of a SAR or RSU is also entitled to dividend equivalent rights (“Dividend Equivalent”) on each SAR and RSU. For each Dividend Equivalent, the holder shall have the non-forfeitable right to receive a cash amount equal to the per share dividend paid by the Company during the period between the grant date and the earlier of the (i) award exercise date, (ii) termination date or (iii) expiration date (“Dividend Amount”). Dividend Equivalents expire at the same time and in the same proportion that the SARs and RSUs are either exercised, cancelled, forfeited or expired. Dividend Amounts are payable to the holder only when the SAR or RSU on which the Dividend Equivalent applies has vested.

Valuation Assumptions

The Company accounts for grants to the CEO and CFO as grants to employees and grants to other BBAM LP employees as grants to non-employees. Grants to employees are valued at the grant date and amortized on a straight-line basis into share-based compensation expense over the service period. Grants to non-employees are initially measured at grant date, and then re-measured at each interim reporting period until the awards are vested.

The Company uses the Black-Scholes option pricing model to determine the fair value of SARs. The fair value of SARs expected to vest is estimated on the date of grant, or if applicable, on the measurement date using the following assumptions:

	Year ended December 31, 2011	Year ended December 31, 2010
Risk-free interest rate	1.67% – 3.47%	2.73% – 3.04%
Volatility	60% – 70%	65% – 70%
Expected life	6 – 9 years	6 – 9 years

The expected stock price volatility was determined based on the historical volatility of the Company’s common shares as well as other companies operating in similar businesses. The risk-free interest rate is based on the US Treasury yield curve in effect at the time of grant, or as applicable as of the measurement date, for the period corresponding with the expected life of the SAR. The dividend yield assumption was not factored into the valuation model as the SAR grant holder is entitled to the Dividend Amount.

Grant Activity

A summary of the Company’s SAR activity for the years ended December 31, 2011 and 2010 are presented as follows:

	Number of shares	Weighted average exercise price	Weighted average remaining contractual life (in years)
Outstanding at January 1, 2010	—	—	—
SARs granted	359,605	$12.42	—
SARs exercised	—	—	—
SARs canceled or forfeited	—	—	—

Outstanding at December 31, 2010	359,605	12.42	9.3
SARs granted	349,235	13.30	—
SARs exercised	—	—	—
SARs canceled or forfeited	—	—	—

Outstanding at December 31, 2011	708,840	12.85	8.8
Exercisable at December 31, 2011	239,738	$12.42	8.3

SARs granted to employees and non-employees during the year ended December 31, 2011 totaled 63,104 and 286,131, respectively. SARs granted to employees and non-employees during the year ended December 31, 2010 totaled 69,363 and 290,242, respectively. As of December 31, 2011 and 2010, SARs granted to employees that have vested totaled 23,121 and for non-employees totaled 96,748 for each period, respectively. The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the Company’s closing ADS price of $12.52 and $13.66 as of December 31, 2011 and 2010, respectively. As of December 31, 2011, the unvested SARs had no intrinsic value. The SARs had an intrinsic value of $0.3 million as of December 31, 2010. The grant date fair value of the SARs granted in 2011 and 2010 was $ 3.2 million and $2.9 million, respectively.

A summary of the Company’s RSU activity for the years ended December 31, 2011 and 2010 is as follows:

	Number of shares	Weighted average grant date fair value
Outstanding and unvested at January 1, 2010	—	—
RSUs granted	240,394	$12.42
RSUs vested	(80,132)	12.42
RSUs canceled or forfeited	—	—

Outstanding and unvested at December 31, 2010	160,262	$12.42
RSUs granted	250,766	$13.30
RSUs vested	(80,132)	12.42
RSUs canceled or forfeited	—	—

Outstanding and unvested at December 31, 2011	330,896	$13.09

RSUs granted to employees and non-employees during the year ended December 31, 2011 totaled 45,312 and 205,454, respectively. RSUs granted to employees and non-employees during the year ended December 31, 2010 totaled 46,368 and 194,026, respectively. RSUs that vested during the years ended December 31, 2011 and 2010 totaled 15,456 for employees and 64,676 for non-employees for each period, respectively. The weighted average grant date fair value was determined based on the closing market price of the Company’s ADSs on the date of the award. The aggregate intrinsic value of RSUs outstanding using the closing price of $12.52 per ADS as of December 31, 2011 was $4.1 million. The aggregate intrinsic value of RSUs outstanding using the closing price of $13.66 per ADS as of December 31, 2010 was $2.2 million.

Share-based compensation expense related to SARs and RSUs is recorded as a component of selling, general and administrative expenses, and totaled $4.8 million and $3.7 million for the years ended December 31, 2011 and 2010, respectively. Unamortized share-based compensation expense totaled $3.6 million and $2.9 million at December 31, 2011 and 2010, respectively. As of December 31, 2011 and 2010, unvested RSUs and SARs had a weighted average remaining vesting term of 1.0 years and 1.3 years, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

9. INCOME TAXES

Fly is a tax-resident of Ireland and has wholly-owned subsidiaries in Ireland, France, Australia and the Cayman Islands that are tax residents in those jurisdictions. In calculating net trading income, Fly and its Irish-tax-resident subsidiaries are entitled to a deduction for trading expenses and tax depreciation on its aircraft. In general, Irish-resident companies pay corporation tax at the rate of 12.5% on trading income and 25.0% on non-trading income. In addition, repatriated earnings from the Company’s Cayman subsidiary will be taxed at the 25.0% tax rate. A deferred tax provision at the 25.0% rate was provided in 2010 for the gain associated with the purchase of notes payable and on the gain resulting from the sale of the option to purchase notes payable. Fly’s French-resident subsidiaries pay a corporation tax of 33.33% on their net taxable income. The Australian-resident subsidiaries are subject to a tax rate of 30.0% on their net taxable income.

The Company’s tax provision includes U.S. federal and state taxes on its share of BBAM LP’s taxable income sourced in the U.S. BBAM LP operates in jurisdictions in which it, rather than its partners, is responsible for the taxes levied. These taxes are included in BBAM LP’s results and are reflected in the Company’s equity earnings from BBAM LP. In addition, Fly maybe subject to U.S. branch profit tax on U.S. sourced dividends it receives from its subsidiary, Fly-BBAM.

Fly-BBAM is also subject to Irish tax on dividends paid to it by BBAM LP at either 12.5% or 25.0% depending on the underlying source of income. Subject to limitations under current Irish laws, U.S. taxes paid by the Company or taxes paid by BBAM LP’s subsidiaries may be credited against an Irish tax liability associated with its investment in BBAM LP.

Income tax expense by jurisdiction is shown below:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	(Dollars in thousands)
Deferred tax expense:
Ireland	$1,639	$9,138	$24,212
France	6	5	(14)
Australia	731	—	—
United States	186	(74)	—

Deferred tax expense — total	2,562	9,069	24,198

Current tax expense:
Ireland	95	149	156
France	25	67	13
United States	1,560	922	—

Current tax expense — total	1,680	1,138	169

Total income tax expense	$4,242	$10,207	$24,367

The Company had no unrecognized tax benefits as of December 31, 2011 and 2010. The principal components of the Company’s net deferred tax asset were as follows:

	December 31, 2011	December 31, 2010
	(Dollars in thousands)
Deferred tax asset:
Net operating loss carry forwards	$151,268	$57,446
Net unrealized losses on derivative instruments	13,298	9,524
Basis difference on acquisition of GAAM Australian assets	16,493	—
Other	—	74
Valuation allowance	(16,493)	—

Total deferred tax asset	164,566	67,044

Deferred tax liability:
Excess of tax depreciation over book depreciation	(127,660)	(41,520)
Book/tax differences identified in connection with GAAM Portfolio acquisition:
Debt	(6,826)	—
Security deposits and maintenance reserve liability	(1,451)	—
Lease premiums, net	(1,028)	—
Net earnings of non-European Union member subsidiaries	(22,110)	(22,478)
Other	(162)	—

Total deferred tax liability	(159,237)	(63,998)

Deferred tax asset, net	$5,329	$3,046

The Company recorded a deferred tax asset in connection with the acquisition of GAAM’s Australian assets. The Company established a valuation allowance against the resulting deferred tax asset as it has determined that it is not more likely than not that sufficient capital gains will be generated to utilize the deferred tax asset.

The Company has determined that no valuation allowance was necessary on its other deferred tax assets as of December 31, 2011. The Company is allowed to carry forward its net operating losses for an indefinite period to be offset against income of the same trade under current tax rules in Ireland.

The table below is a reconciliation of the Irish statutory corporation tax rate of 12.5% on trading income to the Company’s recorded income tax expense (benefit):

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	(Percentage)
Irish statutory corporate tax rate on trading income	12.5%	12.5%	12.5%
Equity earnings from unconsolidated subsidiary	(0.7%)	—	—
Tax on investment in BBAM LP	20.4%	0.9%	—
Tax impact on repurchased Notes	(3.0%)	2.0%	9.8%
Share-based compensation	11.2%	0.7%	—
Foreign tax rate differentials	(2.8%)	—	—
Non-deductible transaction fees and expenses	40.7%	—	—
Other	1.2%	0.1%	(0.8%)

Income tax expense	79.5%	16.2%	21.5%

The Company is subject to taxation in Ireland, France, Australia and the U.S. The Company is not under examination in any tax jurisdiction at the present time. The tax years from 2007 onwards are open for examination by the tax authorities.

Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities [Abstract]
OTHER LIABILITIES

10. OTHER LIABILITIES

The following table describes the principal components of the Company’s other liabilities:

	December 31, 2011	December 31, 2010
	(Dollars in thousands)
Unamortized lease discounts	$1,877	$1,445
Lease incentive obligation	11,358	7,841
Other	4,579	4,191

Total other liabilities	$17,814	$13,477

For the years ended December 31, 2011 and 2010, amortization of lease discounts recorded into rental revenue totaled $0.4 million and $0.9 million, respectively.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity and Accumulated Comprehensive Loss [Abstract]
SHAREHOLDERS' EQUITY

11. SHAREHOLDERS’ EQUITY

During the years ended December 31, 2011, 2010 and 2009, the Company declared and paid dividends of $0.80 per share or $21.1 million, $22.5 million and $24.7 million, respectively. On January 16, 2012, the Company declared a dividend of $0.20 per share or approximately $5.1 million including dividend equivalents paid to vested SARs. The dividend was paid on February 17, 2012 to shareholders of record at January 30, 2012.

In 2008, the Company’s Board of Directors approved a share repurchase program which expired in June 2010. Under this program, the Company had repurchased 3,323,502 shares at an average price of $4.68 per share, or $15.6 million.

Pursuant to a Securities Repurchase Agreement, the Company repurchased 2,011,265 of its shares from Babcock & Brown on April 29, 2010 at a price of $8.78 per share or $17.7 million.

On May 3, 2010, the Company’s Board of Directors approved a $30.0 million share repurchase program which expired in May 2011 (“2010 Repurchase Program”). Under this program, the Company repurchased the remaining 1,411,264 shares held by Babcock & Brown. The shares were repurchased at a price of $10.50 per share or $14.8 million pursuant to a Securities Repurchase Agreement. The Company also repurchased an additional 253,185 shares, of which 23,135 shares were repurchased in 2011, at a weighted average price of $11.98 per share under the 2010 Repurchase Program.

On March 8, 2011, the Company repurchased 1,035,438 of its shares from a third party at a price of $11.93 per share or $12.3 million pursuant to a Stock Purchase Agreement.

On May 3, 2011, the Company’s Board of Directors approved a new $30.0 million share repurchase program expiring in May 2012 (“2011 Repurchase Program”). Under the 2011 Repurchase Program, the Company may make share repurchases from time to time in the open market or in privately negotiated transactions. The timing of repurchases under this program will depend upon a variety of factors, including market conditions, and the program may be suspended or discontinued at any time. Under the 2011 Repurchase Program, the Company repurchased 43,533 shares at a weighted average price of $10.87 per share in 2011. As of December 31, 2011, there were 25,685,527 shares outstanding and the remaining balance of the 2011 Repurchase Program was $29.5 million.

On April 29, 2010, the Company adopted the 2010 Plan and reserved 1,500,000 shares for issuance under the 2010 Plan. The Company made an initial grant aggregating 599,999 SARs and RSUs to certain employees of BBAM LP who provide services to Fly pursuant to management and servicing agreements. On March 1, 2011, the Company made an additional grant of 600,001 SARs and RSUs.

Share-based compensation related to SARs and RSUs granted under the 2010 Plan totaled $4.8 million and $3.7 million for the years ended December 31, 2011 and 2010, respectively.

In connection with the Aviation Assets Purchase Transaction, Babcock & Brown reimbursed the Company’s out-of-pocket expenses and other professional fees totaling $4.5 million which were incurred in connection with obtaining consents and approvals from Fly’s lenders, and amending the Management and Servicing Agreements. Of this amount, the Company capitalized $2.3 million as debt issuance costs and recognized an expense for the balance of $2.2 million which was included in selling, general and administrative expenses. The reimbursement by Babcock & Brown was recorded by the Company as a capital contribution.

Accumulated Comprehensive Loss	12 Months Ended
Dec. 31, 2011
Shareholders' Equity and Accumulated Comprehensive Loss [Abstract]
ACCUMULATED COMPREHENSIVE LOSS

12. ACCUMULATED COMPREHENSIVE LOSS

The components of comprehensive income (loss) for the years ended December 31, 2011, 2010 and 2009 are presented below:

	Year ended December 31, 201	Year ended December 31, 2010	Year ended December 31, 2009
	(Dollars in thousands)
Net income	$1,096	$52,667	$89,093
Change in unrealized gain (loss) on fair value of derivative instruments, net of tax benefit	(3,495)	(12,498)	39,749

Total comprehensive income (loss)	$(2,399)	$40,169	$128,842

As of December 31, 2011, 2010 and 2009, the accumulated other comprehensive loss, net of tax benefits, totaled $70.2 million, $66.7 million and $54.2 million, respectively.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER SHARE

13. EARNINGS PER SHARE

SARs and RSUs granted by the Company that contain non-forfeitable rights to receive dividend equivalents are deemed participating securities (see Note 11). Net income available to common shareholders is determined by reducing the Company’s net income for the period by dividend equivalents paid on vested RSUs and SARs during the period.

Basic earnings per share are calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share are calculated by dividing net income available to common shareholders by the sum of the weighted average number of common shares outstanding and the potential number of dilutive common shares outstanding during the period, excluding the effect of any anti-dilutive securities.

The following table sets forth the calculation of basic and diluted earnings per share:

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
	(Dollars in thousands, except share and per share data)
Numerator
Net income	$1,096	$52,667	$89,093
Less: Dividend equivalents paid to vested RSUs and SARs	(360)	(120)	—

Net income available to common shareholders	$736	$52,547	$89,093

Denominator
Weighted average shares outstanding-Basic	25,843,348	28,264,227	30,831,637
Dilutive common equivalent shares:
RSUs	143,344	40,165	—
SARs	5,370	3,579	—

Weighted average shares outstanding-Diluted	25,992,062	28,307,971	30,831,637

Earnings per share:
Basic and Diluted	$0.03	$1.86	$2.89

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	14. COMMITMENTS AND CONTINGENCIES From time to time, the Company contracts with third-party service providers to perform maintenance or overhaul activities on its off-lease aircraft.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

15. RELATED PARTY TRANSACTIONS

Fly has no employees and has outsourced the daily operations of the Company by entering into management, servicing and administrative agreements (the “Agreements”) with BBAM. Services to be rendered under these agreements include acquiring and disposing of aircraft; marketing of aircraft for lease and re-lease; collecting rent and other payments from the lessees; monitoring maintenance, insurance and other obligations under the leases; enforcing the Company’s rights under the lease terms; and maintaining the books and records of the Company and its subsidiaries. The Manager manages the Company under the direction of its chief executive officer and chief financial officer. Pursuant to the terms of the Agreements, certain fees and expenses that may be payable to the Manager may be reduced for any like payments made to other BBAM affiliates.

In connection with the acquisition of the GAAM Portfolio, the Company amended its agreement with its Manager and entered into new servicing agreements with affiliates of BBAM LP related to the GAAM portfolio. The current term of the amended management agreement expires on April 29, 2015. The amended management agreement will be automatically extended for additional five-year terms unless terminated by either party on 12 months written notice. The Company will pay a termination fee to the Manager if it elects not to renew the amended management agreement after the end of the first three five-year terms or if the Manager terminates the management agreement for cause. The termination fee is equal to three times the non-renewal base amount after the end of the first five-year term, two times this amount after the end of the second five-year term and one time this amount after the end of the third five-year term. The non-renewal base amount is equal to $6 million, plus 50% of any additional management fees up to a total of $12.0 million.

Pursuant to the Agreements, BBAM is entitled to receive servicing fees. With respect to the Company’s Initial Portfolio, BBAM is entitled to receive a base fee of $150,000 per month, subject to certain adjustments, and a rent fee equal to 1.0% of the aggregate amount of aircraft rent due and 1% of rent actually collected. With respect to all other aircraft, BBAM is entitled to receive a fee equal to 3.5% of the aggregate amount of rent actually received for such aircraft. For the years ended December 31, 2011, 2010 and 2009, base and rent fees incurred amounted to $8.5 million, $7.2 million and $7.4 million, respectively.

BBAM is entitled to an administrative agency fee from B&B Air Funding equal to $750,000 per annum, subject to adjustments based on the Consumer Price Index. In addition, BBAM is entitled to an administrative fee from B&B Air Acquisition of $240,000 per annum. For all other aircraft, BBAM is entitled to an administrative fee of $1,000 per month per aircraft. For the years ended December 31, 2011, 2010 and 2009, $1.2 million, $1.0 million and $1.0 million of administrative fees were paid in each respective period.

For its role as exclusive arranger, BBAM receives a fee equal to 1.5% of the purchase price of aircraft acquired, excluding aircraft in the Initial Portfolio. BBAM also receives 1.5% of the sales proceeds of all disposed aircraft. However, in connection with the acquisition of the 49 aircraft in the GAAM Portfolio, the Company paid its Manager a one-time acquisition fee of $12.5 million. In addition, the Company will pay the Manager a disposition fee equal to 2% of the gross proceeds in respect of the disposition of any of these 49 aircraft made on or prior to October 14, 2013 if the gross proceeds on such disposition exceed the net book value of such aircraft. The disposition fee payable on these 49 acquired aircraft after October 14, 2013 will be 1.5% of the aggregate gross proceeds on disposition. For the year ended December 31, 2011, $1.5 million and $2.1 million of fees were incurred for aircraft acquired and disposed, respectively. For the year ended December 31, 2010, $0.6 million and $1.6 million of fees were incurred for aircraft acquired and disposed, respectively. For the year ended December 31, 2009, the Company did not acquire or dispose of any aircraft.

The Company makes quarterly payments to the Manager as compensation for providing the chief executive officer, the chief financial officer and other personnel, and for certain corporate overhead costs related to Fly (“Management Expenses”), subject to adjustments tied to the Consumer Price Index. Beginning on October 15, 2011, the Company has agreed to make quarterly payments to the Manager in the amount of $2.5 million, subject to an annual adjustment tied to the Consumer Price Index applicable to the prior calendar year. The amount is subject to adjustment by notice from the Manager and the approval of the independent members of the Company’s board of directors. For the years ended December 31, 2011, 2010 and 2009, the Company incurred $7.2 million, $6.2 million and $6.1 million of Management Expenses, respectively.

In connection with its services, the Manager may incur expenses such as insurance, as well as legal and professional advisory fees on behalf of the Company. The Company had $0.1 million of reimbursable expenses due to the Manager at December 31, 2011 and 2010.

In the year ended December 31, 2010, the Company paid BBAM a fee of $1.0 million in conjunction with a sale of option to purchase an aircraft. Also in conjunction with the Aviation Asset Purchase Transaction, Summit purchased 1,000,000 shares of the Company from Babcock & Brown. Fly has a right of first refusal on any sale of these shares by Summit until April 2015.

The Company’s minimum long-term contractual obligations with BBAM LP as of December 31, 2011, excluding rent fees, consisted of the following:

	2012	2013	2014	2015	2016	Thereafter	Total
	(Dollars in thousands)
Fixed base fee payments (1)	$1,950	$1,950	$1,950	$1,950	$1,950	$3,897	$13,647
Fixed administrative agency fee payments due by B&B Air Funding (1)	812	812	812	812	812	1,626	5,686
Fixed administrative agency fee payments due by B&B Air Acquisition	240	160	—	—	—	—	400
Fixed administrative agency fee payments due by other subsidiaries	624	540	504	451	420	664	3,203
Fixed payments for Management Expenses (1) (2)	10,296	10,296	10,296	27,433	—	—	58,321

Total	$13,922	$13,758	$13,562	$30,646	$3,182	$6,187	$81,257

(1)	Amounts in the table assume CPI rates in effect for 2012 remain constant in future periods.
(2)	The initial term of the Management Agreement is for five years, with automatic five year renewal periods. The agreement provides for an early termination fee, which declines upon each renewal, during the first three five-year terms. The table assumes termination of the agreement after the initial five year term and payment of the applicable termination fee.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

16. FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value on a recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy levels established by FASB give the highest priority to quoted prices in active markets and the lowest priority to unobservable data. Fair value measurements are disclosed by level within the following fair value hierarchy:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The Company’s financial instruments consist principally of cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, derivative instruments, accounts payable and secured borrowings. Fair value is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing and able parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor.

The fair value of the Company’s cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, and accounts payable approximate their carrying value. (The fair values of cash, restricted cash and cash equivalents are a Level 1 hierarchy. The fair values of accounts receivable and accounts payable are Level 2 hierarchy.) Where available, the fair value of the Company’s notes payable and debt facilities are based on observable market prices or parameters or derived from such prices or parameters (Level 2). Where observable prices or inputs are not available, valuation models are applied, using the net present value of cash flow streams over the term using estimated market rates for similar instruments and remaining terms (Level 3). These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company determines the fair value of its derivative instruments using a discounted cash flow model which incorporates an assessment of the risk of non-performance by the swap counterparty and an evaluation of Fly’s credit risk in valuing derivative liabilities. The valuation model uses various inputs including contractual terms, interest rate curves, credit spreads and measures of volatility.

The Company also measures the fair value for certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include Fly’s investments in unconsolidated affiliates and flight equipment held for operating leases. Fly accounts for its investments in unconsolidated affiliates under the equity method and records an impairment when its fair value is less than its carrying value (Level 3). No impairment was recorded by the Company in regards its investments in unconsolidated affiliates during the years ended December 31, 2011 and 2010.

The Company records flight equipment at fair value when the carrying value may not be recoverable. Such fair value measurements are based on management’s best estimates and judgment, and uses Level 3 inputs which include assumptions as to future cash proceeds from the leasing and eventual disposition of the aircraft. For the year ended December 31, 2011, the Company wrote down two aircraft to its net realizable value and recognized a charge of $7.5 million. The write down was triggered by the potential disposal of the aircraft at its scrap value. For the year ended December 31, 2010, no flight equipment was recorded at fair value.

The carrying amounts and fair values of the Company’s financial instruments are as follows:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(Dollars in thousands)
Notes payable	$599,805	$491,468	$596,190	$506,761
Aircraft Acquisition Facility	425,931	414,300	561,636	531,860
Nord LB Facility	569,909	569,909	—	—
BOS Facility	479,561	479,561	—	—
Other aircraft secured debt	216,395	216,395	30,000	30,000
Other secured debt	34,509	34,509	30,283	30,283
Derivative asset	4,023	4,023	2,226	2,226
Derivative liabilities	98,487	98,487	82,436	82,436

As of December 31, 2011 and 2010, the categorized asset and liabilities measured at fair value on a recurring basis, based upon the lowest level of significant inputs to the valuations are as follows:

	Level 1	Level 2	Level 3	Total
	(Dollars in thousands)
December 31, 2011:
Derivative asset	—	4,023	—	4,023
Derivative liabilities	—	98,487	—	98,487
December 31, 2010:
Derivative asset	—	2,226	—	2,226
Derivative liabilities	—	82,436	—	82,436

Unaudited Quarterly Condensed Consolidated Financial Information	12 Months Ended
Dec. 31, 2011
Quarterly Condensed Consolidated Financial Information [Abstract]
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED FINANCIAL INFORMATION

17. UNAUDITED QUARTERLY CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited quarterly financial statements for the year ended December 31, 2011 are presented below:

(Dollars in thousands, except per share data)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Total revenues	$49,669	$55,171	$49,437	$94,512
Net income (loss)	$2,763	$4,098	$3,416	$(9,181)
Earnings (loss) per share — Basic and Diluted	$0.10	$0.16	$0.13	$(0.37)

The unaudited quarterly financial statements for the year ended December 31, 2010 are presented below:

(Dollars in thousands, except per share data)	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Total revenues	$67,708	$63,414	$62,610	$59,933
Net income	$16,667	$13,160	$12,202	$10,638
Earnings per share — Basic and Diluted	$0.55	$0.46	$0.45	$0.39

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

From January 10, 2012 to February 10, 2012, the Company sold to third parties $127.7 million principal amount of Notes held by its subsidiaries at an average price of 81.79% of the principal amount for total proceeds of $87.3 million. The discount of $40.4 million will be amortized into interest expense over the expected term of the Notes.

On January 19, 2012, February 3, 2012 and February 7, 2012, the Company made principal prepayments of $10.4 million, $7.5 million and $4.2 million under the Credit Facility, respectively, using a portion of the proceeds it received from the sale of its Notes to third parties. On February 15, 2012, the Company paid off the remaining outstanding principal balance of $12.4 million.

On January 16, 2012, the Company declared a dividend of $0.20 per share or approximately $5.1 million. The dividend was payable on February 17, 2012 to shareholders of record at January 30, 2012.

On February 6, 2012, the Company completed an extension of the maturity date of the Nord LB Facility from November 2012 to November 2018. (See Note 6.)

On January 27, 2012 and February 17, 2012, the Company purchased two aircraft for a combined purchase price of $26.7 million. To partially finance the acquisitions, the Company entered into loan agreements with an international commercial bank to borrow $24.0 million. The loans are secured by a pledge of the Company’s rights, title and interest in the aircraft.

A lessee of one of the Company’s aircraft filed for bankruptcy protection in the first quarter of 2012. The Company has terminated the lease and repossessed this aircraft. In addition, in the first quarter of 2012, the Company agreed to an early termination of the leases on two of its aircraft to be effective upon redelivery of these aircraft to the Company. The lessee of these two aircraft had previously been placed on non-accrual status.

Condensed Financial Information of Parent	12 Months Ended
Dec. 31, 2011
Condensed Financial Information of Parent [Abstract]
Condensed financial information of parent

Schedule I — Condensed financial information of parent

Fly Leasing Limited

Condensed Balance Sheets

AS OF DECEMBER 31, 2011 AND 2010

(Dollar amounts in thousands)

	December 31, 2011	December 31, 2010
Assets
Cash and cash equivalents	$59,821	$154,393
Receivable from subsidiaries	24,802	—
Notes receivable from subsidiaries	51,586	90,219
Investments in subsidiaries	327,215	303,503
Investment in unconsolidated subsidiary	5,135	—
Other assets, net	452	383

Total assets	469,011	548,498

Liabilities
Payable to related parties	5	27
Payable to subsidiaries	—	51,466
Note payable to subsidiary	4,486	—
Deferred tax liability, net	20,700	21,181
Accrued and other liabilities	787	920

Total liabilities	25,978	73,594

Shareholders’ equity	443,033	474,904

Total liabilities and shareholders’ equity	$469,011	$548,498

Schedule I — Condensed financial information of parent

Fly Leasing Limited

Condensed Statements of Income

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

(Dollar amounts in thousands, except per share data)

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Revenues
Equity in earnings of subsidiaries	$6,613	$62,920	$113,051
Equity in earnings from unconsolidated subsidiary	279	—	—
Intercompany management fee income	9,550	5,100	5,100
Interest and other income	79	61	98

Total revenues	16,521	68,081	118,249

Expense
Selling, general and administrative	15,923	13,246	10,038

Net income from continuing operations before provision for income taxes	598	54,835	108,211
Income tax provision (benefit)	(498)	2,168	19,118

Net income	$1,096	$52,667	$89,093

Weighted average number of shares:
Basic	25,843,348	28,264,227	30,831,637
Diluted	25,992,062	28,307,971	30,831,637
Earnings per share:
Basic and Diluted	$0.03	$1.86	$2.89

Schedule I — Condensed financial information of parent

Fly Leasing Limited

Condensed Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

(Dollar amounts in thousands)

	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Cash Flows from Operating Activities
Net Income	$1,096	$52,667	$89,093
Adjustments to reconcile net income to net cash flow provided by operating activities:
Equity in earnings of subsidiaries	(6,613)	(62,920)	(113,051)
Equity in earnings of unconsolidated subsidiary	(279)	—	—
Income tax benefit	(497)	2,168	19,118
Share-based compensation	4,768	3,720	—
Professional fees paid by Babcock & Brown	—	260	—
Changes in operating assets and liabilities:
Receivable/payable to subsidiaries	13,967	23,103	32,739
Other assets	(69)	44	1,578
Payable to related parties	(22)	(5,751)	5,337
Accrued and other liabilities	(133)	(53)	(363)

Net cash flows provided by operating activities	12,218	13,238	34,451

Cash Flows from Investing Activities
Capital contributions to subsidiaries	(122,703)	(20,212)	(176)
Distributions received from subsidiaries	102,109	123,584	128,788
Capital contributions to unconsolidated subsidiary	(5,863)	—	—
Distributions received from unconsolidated subsidiary	1,007	—	—
Notes receivable from subsidiaries	(47,100)	—	(90,219)

Net cash flows (used in) provided by investing activities	(72,550)	103,372	38,393

Cash Flows from Financing Activities
Dividends	(20,738)	(22,407)	(24,665)
Dividend equivalents	(360)	(120)	—
Shares repurchased	(13,142)	(35,487)	(9,066)

Net cash flows used in financing activities	(34,240)	(58,014)	(33,731)

Net (decrease) increase in cash	(94,572)	58,596	39,113
Cash at beginning of period	154,393	95,797	56,684

Cash at end of period	$59,821	$154,393	$95,797

Supplemental Disclosure of Non Cash Activities:
Taxes paid	$—	$—	$—